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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                     Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2015 through October 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Diversified
                        High Income Trust

--------------------------------------------------------------------------------
                        Semiannual Report | October 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbol:   HNW

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Schedule of Investments                                                       14

Financial Statements                                                          45

Financial Highlights                                                          49

Notes to Financial Statements                                                 51

Approval of Investment Advisory Agreement                                     66

Trustees, Officers and Service Providers                                      70

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of height ened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 3

Portfolio Management Discussion | 10/31/15

A series of developments contributed to growing investor concerns about weakening global economic growth trends during the six-month period ended October 31, 2015, which, in turn, undercut the performance of credit-sensitive investments. In the following interview, Andrew Feltus, Charles Melchreit, Jonathan Sharkey and Chin Liu discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer; Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer; Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer; and Mr. Liu, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Trust. Note: Mr. Liu became a portfolio manager on the Trust in September 2015.

Q How did the Trust perform during the six-month period ended October 31, 2015?

A Pioneer Diversified High Income Trust returned -2.83% at net asset value and -7.75% at market price during the six-month period ended October 31, 2015. During the same six-month period, the Trust's custom benchmark returned -1.92%. The custom benchmark is based on equal weights of the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index, which returned -2.38% at net asset value during the six-month period, and the Credit Suisse (CS) Leveraged Loan Index, which returned -1.47%. Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the six-month period, the Trust's use of leverage was the biggest detractor from benchmark-relative performance.

     During the same six-month period, the average return (at market price) of the 31 closed end funds in Lipper's High Current Yield Closed End Funds Category (which may or may not be leveraged) was -7.94%, and the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Closed End Funds Category (which may or may not be leveraged) was -7.43%.

     The shares of the Trust were selling at a 10.1% discount to net asset value at the end of the period on October 31, 2015.

     On October 31, 2015, the 30-day SEC yield on the Trust's shares was 7.08%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Q How would you describe the investment environment during the six-month period ended October 31, 2015?

A High-yield, credit-sensitive bonds tended to drop in price during the period as investors wrestled with the risks associated with three principal developments: a renewed debt crisis in Greece; slowing economic growth trends in China; and declines in the prices of oil and other commodities. The combination of events exacerbated growing market worries about potential weakening in the global economy.

     High-yield corporate bonds struggled during much of the period, although they did rally in the final month after the U.S. Federal Reserve System (the Fed) opted not to raise short-term interest rates in September. While the delay by the Fed to raise rates helped the performance of higher-yielding bonds, it did little to help the performance of floating-rate securities, the yields of which move up and down with interest rates. Meanwhile, insurance-linked securities turned in solid performance during the period, as a mild storm season led to a relatively small amount of insurance claim filings.

Q Could you review your principal investment strategies in managing the Trust's portfolio during the six-month period ended October 31, 2015?

A During the period, we maintained an emphasis on credit-linked debt in the Trust's portfolio, while continuing to reduce the allocation to high-yield corporate bonds and placing a greater focus on floating-rate instruments, including bank loans and insurance-linked securities. Over the longer term, we think creating a more balanced weighting in the portfolio between higher-yielding, fixed-coupon debt and floating-rate securities is a proper investment approach. In fact, as 2015 progressed and the Fed made clear that it was contemplating tightening monetary policy by raising the influential Federal funds rate, the strategic migration of the portfolio to a more balanced approach seemed to make increasing sense, even though the Fed did not actually raise rates before the end of the six-month period. At period end, roughly 48% of the Trust's total investment portfolio was allocated to floating-rate instruments, with 52% allocated to fixed-rate investments.

     With regard to specific asset classes, more than 64% of the Trust's total investment portfolio was held in corporate bonds and notes as of October 31, 2015, while senior secured bank loans, at 23% of the Trust's total investment portfolio, represented the portfolio's second-largest asset allocation. Within the allocation to corporate bonds and notes was a 17% position in insurance-linked securities, which included quota-share instruments and event-linked securities.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 5

Q What were the primary reasons for the Trust's underperformance of its customized benchmark during the six-month period ended October 31, 2015?

A The main reason for the Trust's underperformance of its benchmark during the period was the use of leverage, or borrowed funds. The use of leverage increases the Trust's risk and has the effect of exaggerating the size of the high-yield market's moves on the portfolio. In down markets, when securities are underperforming and bond prices are falling, as was the case during the six-month period, the use of leverage can and will negatively impact the Trust's benchmark-relative performance.

     With regard to specific asset classes, U.S. high-yield (29% weighting) was the worst-performing area of the Trust's portfolio during the period, primarily due to security selection results in energy, metals and mining, and industrials, as all of those sectors struggled for a number of reasons, including declining oil prices and oversupply due to concerns about global economic growth. The Trust's domestic high-yield portfolio did recover somewhat, however, during the aforementioned market rally over the final month of the period. In addition, the portfolio's allocation to emerging markets debt detracted slightly from relative returns, even though emerging markets debt outperformed U.S. high yield during the period. Declining oil and energy prices took their toll on emerging markets corporates as the period progressed, given that the energy sector represents roughly 40% of all emerging markets corporate bond issues. The Trust's exposure to the emerging markets stood at less than 10% as of period end.

     Individual securities held in the portfolio that detracted from the Trust's relative performance during the period included bank loans to Fieldwood Energy, an energy exploration-and-production (E&P) company, and Essar Steel. Performance from the Trust's allocation to insurance-linked securities was solid during the period, but poor results from one insurance-linked holding did hurt relative returns, as MultiCat Mexico - a catastrophe bond sponsored by the Mexican government - suffered likely principal loss resulting from the landfall of Hurricane Patricia on Mexico's Pacific coast. Within domestic high yield, the biggest underperformers in the Trust's portfolio were E&P companies Penn Virginia and Halcon Resources.

Q Which of your strategies or individual investments made positive contri-butions to the Trust's benchmark-relative returns during the six-month period ended October 31, 2015?

A The portfolio's allocation to insurance-linked securities made the biggest positive contribution to relative returns during the period, even after allowing for the negative performance hit the Trust experienced from the MultiCat Mexico bond holding mentioned earlier. Historically,

6 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 insurance-linked securities have had little-to-no correlation to the credit-sensitive sectors, and the asset class once again proved to be a good buffer against credit-market volatility over the six-month period, as claims received by property-and-casualty insurers were relatively light.

     Other factors contributing to the Trust's relative performance during the period included security selection results among the portfolio's floating-rate bank-loan holdings, the Trust's minimal foreign currency exposure, and an allocation to European high-yield bonds.

     The bank-loan asset class, in general, benefited from persistent investor demand during the early part the period, backed by heavy new issuance of collateralized loan obligations (CLOs). Also aiding the performance of bank loans during the period was the expectation that the Fed, eventually, would begin to increase interest rates, a move that has the potential to drive up the prices of existing bank loans selling at discounts, at the same time that loan coupons would rise. European high-yield bonds, which often have less direct exposure to price trends of oil and other commodities, tended to hold up well during the period, especially when compared with the performance of domestic high-yield securities.

     Finally, the Trust's exposure to non-U.S. dollar (USD) currencies is at its lowest level for quite some time, and the positioning aided relative returns as the USD outperformed most developed and emerging markets currencies over the six-month period.

     As for individual positions, high-yield securities in the portfolio that contributed positively to the Trust's relative results during the period included bonds issued by Title Max, a U.S. corporation that provides automobile loans, and by two Russian wireless communication providers: MTS of Russia and VimpelCom. Bank loans held in the Trust's portfolio that contributed to relative performance during the period included loans to Virtual Radiological, a corporation that provides remote diagnostic imaging services to health care providers, and loans to Appvion, a diversified paper-and-printing company. Also, several insurance-linked positions in the Trust's portfolio had positive effects on relative returns, including insurance-linked securities issued by Exeter Segregated Account, and by Pangaea Reinsurance.

Q How did the level of leverage in the Trust change over the six-month period ended October 31, 2015?

A At the end of the six-month period, on October 31, 2015, 31.1% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 29.5% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2015. While the amount of

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 7 borrowed funds employed by the Trust during the period did not increase or decrease, the percentage increase was due to a decrease in the values of securities in which the Trust had invested.

Q Did the Trust have any investments in derivative securities during the six-month period ended October 31, 2015? If so, did those investments have any effect on the Trust's performance?

A Yes, we invested in some forward currency transactions as part of our overall strategy to emphasize the U.S. dollar in the Trust's portfolio, relative to other currencies. The strategy was highly successful, and the Trust's use of the forward currency transactions had a positive impact on benchmark-relative performance as the U.S. dollar appreciated against most foreign currencies over the course of the period.

Q What were major factors affecting the Trust's dividend, or yield, during the six-month period ended October 31, 2015?

A The Trust's dividend** was stable during the six-month period, although shareholders should continue to be mindful that, given the current low-interest-rate environment, we often have no choice but to reinvest assets at lower interest rates as older portfolio investments either reach maturity, are called back by issuers, or are sold. In addition, the Trust has drawn on accumulated net investment income in paying its dividend in recent periods, but these reserves will be depleted over time.

     At the same time, however, we think any Fed action to raise short-term interest rates has the longer-term potential to increase interest income paid by the floating-rate securities held in the Trust's portfolio.

Q    Do you have any closing thoughts for investors?

A The Fed, as of the date of this report, seemed poised to begin raising short-term interest rates in the near future, given that the domestic economy appeared to be strengthening and the labor market was on the cusp of meeting the Fed's target of a 5% or lower unemployment rate. Any monetary tightening by the Fed has the potential to have a positive effect on floating-rate investments, whose coupons rise and fall with interest-rate movements. Most bank loans were selling at a discount as of period end, and an increase in short-term rates would likely attract more investors to the bank-loan market. That, in turn, could lead to price appreciation. Meanwhile, the market for insurance-linked securities has shown some signs of price stabilization, while coupon rates also appear to be firming.

     As of period end, the Trust has some - albeit limited - duration exposure in its portfolio, but we have maintained a short-duration position relative to the benchmark. (Duration is a measure of the sensitivity of the price, or

**   Dividends are not guaranteed.

8 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Most of the duration in the Trust's portfolio comes from its high-yield bond positions, however, and those securities tend to have more spread compared with other long-duration securities, and so they could fare better when rates are rising, a factor that could mitigate any negative, duration-related effects of a Fed interest-rate increase on the Trust's performance. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     In managing the Trust, we seek to maintain a balanced portfolio with significant exposures to floating-rate debt such as bank loans and insurance-linked securities, as well as to fixed-rate corporate bonds and notes.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 9

Please refer to the Schedule of Investments on pages 14-44 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

10 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Portfolio Summary | 10/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    64.4%
Senior Secured Floating Rate Loan Interests                                22.9%
U.S. Government And Agency Obligations                                      4.4%
Convertible Bonds & Notes                                                   2.0%
Collateralized Mortgage Obligations                                         2.0%
Preferred Stocks                                                            1.2%
Asset Backed Securities                                                     1.2%
Sovereign Debt Obligations                                                  0.9%
Commercial Paper                                                            0.5%
Convertible Preferred Stocks                                                0.3%
Common Stocks                                                               0.2%

* Includes investments in Insurance Linked Securities totaling 17.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

  1. Fixed Income Trust, Series 2013-A, 0.00%, 10/15/97 (144A)                                      2.14%
---------------------------------------------------------------------------------------------------------
  2. Pangaea Re Segregated Account (Kane SAC, Ltd.), Series 2015-1, Variable Rate Notes, 2/1/19     1.73
---------------------------------------------------------------------------------------------------------
  3. U.S. Treasury Notes, 0.09%, 7/31/16                                                            1.52
---------------------------------------------------------------------------------------------------------
  4. Exeter Segregated Account (Kane SAC, Ltd.), Variable Rate Notes, 1/7/16                        1.51
---------------------------------------------------------------------------------------------------------
  5. U.S. Treasury Notes, 0.073%, 10/31/16                                                          1.50
---------------------------------------------------------------------------------------------------------
  6. U.S. Treasury Notes, 0.089%, 4/30/16                                                           1.44
---------------------------------------------------------------------------------------------------------
  7. Lahinch Segregated Account (Kane SAC, Ltd.), Variable Rate Notes, 6/15/16                      1.01
---------------------------------------------------------------------------------------------------------
  8. PI-6 Segregated Account (Kane SAC, Ltd.), Series C, Variable Rate Notes, 7/7/16                1.01
---------------------------------------------------------------------------------------------------------
  9. Queen Street X Re, Ltd., 5.811%, 6/8/18 (144A) (Cat Bond)                                      1.00
---------------------------------------------------------------------------------------------------------
 10. Gator Re, Ltd., 6.746%, 1/9/17 (144A) (Cat Bond)                                               0.93
---------------------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 11

Prices and Distributions | 10/31/15

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        10/31/15                4/30/15
--------------------------------------------------------------------------------
        Market Value                     $15.27                  $17.42
--------------------------------------------------------------------------------
         (Discount)                      (10.1)%                 (5.6)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        10/31/15                4/30/15
--------------------------------------------------------------------------------
       Net Asset Value                   $16.98                  $18.39
--------------------------------------------------------------------------------

Distributions per Common Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment       Short-Term           Long-Term
                           Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
5/1/15 - 10/31/15           $0.81               $ --                $ --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareholders during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

12 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Performance Update | 10/31/15

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                             50% BofA
                                             ML Global
                                             HY and
                      Net                    EMP Index
                      Asset                  50% CS
                      Value      Market      Leveraged
Period                (NAV)      Price       Loan Index
--------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)              7.29%      5.37%       5.27%
5 Years                6.54       4.13        4.87
1 Year                -2.63      -16.84      -1.40
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Diversified      50% BofA ML Global HY and EMP Index
                             High Income Trust        50% CS Leveraged Loan Index
5/07                         $10,000                  $10,000
10/07                        $ 8,661                  $10,070
10/08                        $ 6,149                  $ 7,712
10/09                        $ 9,362                  $10,619
10/10                        $12,687                  $12,151
10/11                        $13,259                  $12,577
10/12                        $15,197                  $14,022
10/13                        $17,562                  $15,003
10/14                        $18,676                  $15,628
10/15                        $15,532                  $15,410

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The BofA ML Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is unmanaged and is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The
CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 13

Schedule of Investments | 10/31/15 (unaudited)

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     ASSET BACKED SECURITIES -- 1.8% of
                     Net Assets
     656,321(a)      Aircraft Finance Trust, Series 1999-1A, Class A1,
                     0.676%, 5/15/24 (144A)                                     $       175,566
     200,000         Ascentium Equipment Receivables LLC, Series
                     2015-1A, Class E, 5.92%, 6/12/23 (144A)                            199,119
      81,268         Continental Airlines Pass Through Trust, Series
                     1998-1, Class B, 6.748%, 3/15/17                                    84,365
     250,000         Delta Air Lines Pass Through Trust, Series 2010-1,
                     Class B, 6.375%, 1/2/16 (144A)                                     251,875
     290,000(b)      GMAT Trust, Series 2013-1A, Class M, 5.0%,
                     11/25/43 (144A)                                                    276,813
     135,842         Monty Parent Issuer LLC, Series 2013-LTR1, Class B,
                     4.25%, 11/20/28 (144A)                                             135,842
     923,666         Nations Equipment Finance Funding I LLC, Series
                     2013-1A, Class C, 5.5%, 5/20/21 (144A)                             927,850
     400,000(c)      VOLT XXXVII LLC, Series 2015-NP11, Class A2,
                     4.375%, 7/25/45 (144A)                                             395,717
      28,154         Westgate Resorts LLC, Series 2012-2A, Class C,
                     9.0%, 1/20/25 (144A)                                                28,274
-----------------------------------------------------------------------------------------------
                     TOTAL ASSET BACKED SECURITIES
                     (Cost $2,694,761)                                          $     2,475,421
-----------------------------------------------------------------------------------------------
                     COLLATERALIZED MORTGAGE OBLIGATIONS --
                     2.8% of Net Assets
     375,000(a)      BAMLL Commercial Mortgage Securities Trust,
                     Series 2014-INLD, Class F, 2.736%, 12/15/29 (144A)         $       346,974
     150,000(b)      Bear Stearns Commercial Mortgage Securities Trust,
                     Series 2005-PWR7, Class B, 5.214%, 2/11/41                         149,867
     260,000(a)      CFCRE Mortgage Trust, Series 2015-RUM, Class E,
                     4.796%, 7/15/30 (144A)                                             260,272
     500,000(b)      Citigroup Commercial Mortgage Trust, Series
                     2014-GC23, Class E, 3.208%, 7/10/47 (144A)                         325,961
     300,000(b)      COMM Mortgage Trust, Series 2007-C9,
                     Class H, 5.796%, 12/10/49 (144A)                                   269,948
     250,000(b)      COMM Mortgage Trust, Series 2012-CR2, Class E,
                     4.855%, 8/15/45 (144A)                                             241,205
     500,000(a)      CSMC Trust, Series 2015-SAND, Class F,
                     4.896%, 8/15/30 (144A)                                             500,076
     115,766(a)      EQTY Mezzanine Trust, Series 2014-INMZ,
                     Class M, 4.944%, 5/8/31 (144A)                                     114,652
     170,000(a)      EQTY Mortgage Trust, Series 2014-INNS, Class E,
                     3.645%, 5/8/31 (144A)                                              168,294
      76,836         Global Mortgage Securitization, Ltd., Series 2004-A,
                     Class B1, 5.25%, 11/25/32 (144A)                                    59,756
     142,983         Global Mortgage Securitization, Ltd., Series 2005-A,
                     Class B3, 5.25%, 4/25/32                                           105,988

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     COLLATERALIZED MORTGAGE
                     OBLIGATIONS -- (continued)
     137,938         Homeowner Assistance Program Reverse Mortgage
                     Loan Trust, Series 2013-RM1, Class A, 4.0%,
                     5/26/53 (144A)                                             $       135,738
     150,000         JP Morgan Chase Commercial Mortgage Securities Trust,
                     Series 2006-CB16, Class AJ, 5.623%, 5/12/45                        147,679
     150,600(a)      JP Morgan Chase Commercial Mortgage Securities Trust,
                     Series 2006-FL2A, Class G, 0.556%, 11/15/18 (144A)                 144,123
     556,571(b)      LB-UBS Commercial Mortgage Trust, Series 2006-C1,
                     Class AJ, 5.276%, 2/15/41                                          558,006
     400,000(b)      Wachovia Bank Commercial Mortgage Trust, Series
                     2007-C34, Class AJ, 5.947%, 5/15/46                                412,914
-----------------------------------------------------------------------------------------------
                     COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost $3,982,275)                                          $     3,941,453
-----------------------------------------------------------------------------------------------
                     SENIOR SECURED FLOATING RATE LOAN
                     INTERESTS -- 32.2% of Net Assets*(a)
                     AUTOMOBILES & COMPONENTS -- 2.9%
                     Auto Parts & Equipment -- 1.5%
     496,241         Crowne Group LLC, First Lien Initial Term
                     Loan, 6.0%, 9/30/20                                        $       494,226
     185,525         Federal-Mogul Corp., Tranche C Term Loan,
                     4.75%, 4/15/21                                                     170,103
     162,519         Key Safety Systems, Inc., Initial Term Loan,
                     4.75%, 8/29/21                                                     161,096
     253,390         MPG Holdco I, Inc., Initial Term Loan,
                     3.75%, 10/20/21                                                    252,462
     179,545         TI Group Automotive Systems LLC, Initial US Term
                     Loan, 4.5%, 6/30/22                                                178,423
     901,604         Tower Automotive Holdings USA LLC, Refinancing
                     Term Loan, 4.0%, 4/23/20                                           895,593
                                                                                ---------------
                                                                                $     2,151,903
-----------------------------------------------------------------------------------------------
                     Automobile Manufacturers -- 1.0%
   1,436,250         Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17             $     1,435,499
-----------------------------------------------------------------------------------------------
                     Tires & Rubber -- 0.4%
     479,167         Goodyear Tire & Rubber Co., Second Lien Term Loan,
                     3.75%, 4/30/19                                             $       480,856
                                                                                ---------------
                     Total Automobiles & Components                             $     4,068,258
-----------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 3.8%
                     Aerospace & Defense -- 0.3%
     126,314         TASC, Inc., First Lien Term Loan, 7.0%, 5/22/20            $       126,787
     233,229         Vencore, Inc. (fka SI Organization, Inc.), Initial First
                     Lien Term Loan, 5.75%, 11/23/19                                    232,573

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Aerospace & Defense -- (continued)
     157,600         WP CPP Holdings LLC, Second Lien Term Loan B-1,
                     8.75%, 4/30/21                                             $       151,296
                                                                                ---------------
                                                                                $       510,656
-----------------------------------------------------------------------------------------------
                     Building Products -- 1.3%
     915,196         Builders FirstSource, Inc., Term Loan B,
                     6.0%, 7/29/22                                              $       911,907
     500,000         Quanex Building Products Corp., Initial Term Loan,
                     5.25%, 11/2/22                                                     494,062
     398,224         Unifrax Holding Co., New Term B Dollar Loan,
                     4.25%, 11/28/18                                                    395,072
                                                                                ---------------
                                                                                $     1,801,041
-----------------------------------------------------------------------------------------------
                     Construction Machinery & Heavy Trucks -- 0.3%
     390,000         Navistar, Inc., Tranche B Term Loan, 6.5%, 8/7/20          $       378,788
-----------------------------------------------------------------------------------------------
                     Electrical Components & Equipment -- 0.4%
     518,191         WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/17          $       517,543
-----------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 0.8%
     495,915         Doosan Infracore International, Inc. (Doosan Holdings
                     Europe, Ltd.), Tranche B Term Loan, 4.5%, 5/28/21          $       497,568
     103,660         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                     Dollar Term B-3 Loan, 4.25%, 8/30/20                               103,822
     342,497         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                     Initial Dollar Term B-1 Loan, 4.25%, 8/30/20                       343,032
      35,208         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                     Initial Dollar Term B-2 Loan, 4.25%, 8/30/20                        35,263
      89,694         Filtration Group Corp., Initial Second Lien Term Loan,
                     8.25%, 11/22/21                                                     89,620
      10,659         Kleopatra Holdings 2 SCA, Initial German Borrower
                     Dollar Term Loan, 5.0%, 4/28/20                                     10,685
      24,941         Kleopatra Holdings 2 SCA, Initial US Borrower Dollar
                     Term Loan, 5.0%, 4/28/20                                            25,004
                                                                                ---------------
                                                                                $     1,104,994
-----------------------------------------------------------------------------------------------
                     Industrial Machinery -- 0.3%
                     Xerium Technologies, Inc., New Term Loan,
                     5.75%, 5/17/19                                             $       474,703
-----------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 0.4%
     305,106         AWAS Finance Luxembourg 2012 SA, Term Loan,
                     3.5%, 7/16/18                                              $       304,534
     284,593         WESCO Distribution, Inc., Tranche B-1 Loan,
                     3.75%, 12/12/19                                                    284,860
                                                                                ---------------
                                                                                $       589,394
                                                                                ---------------
                     Total Capital Goods                                        $     5,377,119
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     COMMERCIAL & PROFESSIONAL SERVICES -- 0.8%
                     Environmental & Facilities Services -- 0.3%
     500,000         Granite Acquisition, Inc., Second Lien Term B Loan,
                     8.25%, 12/19/22                                            $       462,500
-----------------------------------------------------------------------------------------------
                     Research & Consulting Services -- 0.3%
     338,143         Wyle Services Corp., Term Loan, 5.0%, 5/23/21              $       337,365
-----------------------------------------------------------------------------------------------
                     Security & Alarm Services -- 0.2%
     120,230         Monitronics International, Inc., 2013 Term Loan B,
                     4.25%, 3/23/18                                             $       119,689
     127,569         Protection One, Inc., 2012 Term Loan,
                     5.0%, 7/1/21                                                       127,043
                                                                                ---------------
                                                                                $       246,732
                                                                                ---------------
                     Total Commercial & Professional Services                   $     1,046,597
-----------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 0.3%
                     Home Furnishings -- 0.1%
      73,155         Tempur Pedic International, Inc., New Term B Loan,
                     3.5%, 3/18/20                                              $        73,323
-----------------------------------------------------------------------------------------------
                     Leisure Products -- 0.2%
     300,000         Bombardier Recreational Products, Inc., Term B Loan,
                     3.75%, 1/30/19                                             $       300,187
                                                                                ---------------
                     Total Consumer Durables & Apparel                          $       373,510
-----------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 1.5%
                     Casinos & Gaming -- 0.2%
     297,750         Scientific Games International, Inc., Initial Term
                     B-2 Loan, 6.0%, 10/1/21                                    $       291,562
-----------------------------------------------------------------------------------------------
                     Leisure Facilities -- 0.1%
     131,127         Fitness International LLC, Term B Loan, 5.5%, 7/1/20       $       124,844
-----------------------------------------------------------------------------------------------
                     Restaurants -- 0.7%
     400,493         Landry's, Inc. (fka Landry's Restaurants, Inc.),
                     Term Loan B, 4.0%, 4/24/18                                 $       401,430
     535,575         NPC International, Inc., Term Loan, 4.0%, 12/28/18                 530,219
                                                                                ---------------
                                                                                $       931,649
-----------------------------------------------------------------------------------------------
                     Specialized Consumer Services -- 0.5%
     750,000         KC MergerSub, Inc., First Lien Initial Term Loan,
                     6.0%, 8/12/22                                              $       742,500
                                                                                ---------------
                     Total Consumer Services                                    $     2,090,555
-----------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 0.3%
                     Consumer Finance -- 0.1%
     215,168         Trans Union LLC, Term B-2 Loan, 3.5%, 4/9/21               $       212,855
-----------------------------------------------------------------------------------------------
                     Specialized Finance -- 0.2%
     248,750         DBRS, Ltd., Initial Term Loan, 6.25%, 3/4/22               $       248,750
                                                                                ---------------
                     Total Diversified Financials                               $       461,605
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 17

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     ENERGY -- 1.0%
                     Coal & Consumable Fuels -- 0.1%
     352,500         PT Bumi Resources Tbk, Term Loan, 18.0%, 11/7/15           $       114,563
-----------------------------------------------------------------------------------------------
                     Integrated Oil & Gas -- 0.3%
     498,750         TerraForm AP Acquisition Holdings LLC, Term Loan,
                     5.0%, 6/27/22                                              $       488,775
-----------------------------------------------------------------------------------------------
                     Oil & Gas Drilling -- 0.3%
     444,680         Jonah Energy LLC, Initial Second Lien Term Loan,
                     7.5%, 5/12/21                                              $       350,185
      38,138(d)      Offshore Group Investment, Ltd. (Vantage Delaware
                     Holdings LLC), Second Lien Term Loan, 5.75%, 3/28/19                11,378
                                                                                ---------------
                                                                                $       361,563
-----------------------------------------------------------------------------------------------
                     Oil & Gas Equipment & Services -- 0.3%
     544,223         FR Dixie Acquisition Corp., Term Loan, 5.75%, 12/18/20     $       408,167
                                                                                ---------------
                     Total Energy                                               $     1,373,068
-----------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING -- 0.3%
                     Food Distributors -- 0.3%
     400,000         AdvancePierre Foods, Inc., Second Lien Term Loan,
                     9.5%, 10/10/17                                             $       397,000
                                                                                ---------------
                     Total Food & Staples Retailing                             $       397,000
-----------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 0.3%
                     Packaged Foods & Meats -- 0.3%
     476,386         Dole Food Co., Inc., Tranche B Term Loan,
                     4.5%, 11/1/18                                              $       477,081
                                                                                ---------------
                     Total Food, Beverage & Tobacco                             $       477,081
-----------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 3.5%
                     Health Care Equipment -- 0.5%
     500,000         Concentra, Inc., Initial Second Lien Term Loan,
                     9.0%, 6/1/23                                               $       502,500
     235,926         Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                     4.5%, 5/4/18                                                       236,220
                                                                                ---------------
                                                                                $       738,720
-----------------------------------------------------------------------------------------------
                     Health Care Facilities -- 1.5%
     264,429         CHS/Community Health Systems, Inc., Incremental
                     2018 Term F Loan, 3.575%, 12/31/18                         $       263,726
     248,160         CHS/Community Health Systems, Inc., Incremental
                     2019 Term G Loan, 3.75%, 12/31/19                                  247,423
     456,604         CHS/Community Health Systems, Inc., Incremental
                     2021 Term H Loan, 4.0%, 1/27/21                                    456,002
     194,080         HCA, Inc., Tranche B-5 Term Loan, 2.94%, 3/31/17                   194,268

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Health Care Facilities -- (continued)
     317,734         Kindred Healthcare, Inc., Incremental Term Loan,
                     4.25%, 4/9/21                                              $       317,334
     298,473         Steward Health Care System LLC, Term Loan,
                     6.75%, 4/10/20                                                     296,138
     402,326         Surgical Care Affiliates, Inc., Initial Term Loan,
                     4.25%, 3/17/22                                                     402,580
                                                                                ---------------
                                                                                $     2,177,471
-----------------------------------------------------------------------------------------------
                     Health Care Services -- 0.9%
     208,835         Bioscrip, Inc., Delayed Term Loan, 6.5%, 7/31/20           $       192,128
     348,058         Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20                 320,213
     350,000         HC Group Holdings III, Inc., Initial First Lien Term
                     Loan, 6.0%, 4/7/22                                                 351,459
     201,925         National Mentor Holdings, Inc., Tranche B Term
                     Loan, 4.25%, 1/31/21                                               198,896
     277,085         Valitas Health Services, Inc., Term Loan B,
                     6.0%, 6/2/17                                                       221,668
                                                                                ---------------
                                                                                $     1,284,364
-----------------------------------------------------------------------------------------------
                     Health Care Supplies -- 0.2%
     249,375         Alere, Inc., Term Loan B, 4.25%, 6/20/22                   $       249,842
-----------------------------------------------------------------------------------------------
                     Health Care Technology -- 0.4%
     237,043         IMS Health, Inc., Tranche B-1 Dollar Term Loan,
                     3.5%, 3/17/21                                              $       236,283
     335,022         Medical Card System, Inc., Term Loan,
                     12.0%, 3/17/17                                                     321,621
                                                                                ---------------
                                                                                $       557,904
                                                                                ---------------
                     Total Health Care Equipment & Services                     $     5,008,301
-----------------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.8%
                     Household Products -- 0.6%
     443,333         Dollar Tree, Inc., Term B-1 Loan, 3.5%, 7/6/22             $       444,639
     374,192         SRAM LLC, First Lien Term Loan, 4.0%, 4/10/20                      353,612
                                                                                ---------------
                                                                                $       798,251
-----------------------------------------------------------------------------------------------
                     Personal Products -- 0.2%
     100,000         Atrium Innovations, Inc., Second Lien Term Loan,
                     7.75%, 8/13/21                                             $        87,667
     215,357         NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17                           213,930
                                                                                ---------------
                                                                                $       301,597
                                                                                ---------------
                     Total Household & Personal Products                        $     1,099,848
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 19

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     INSURANCE -- 2.6%
                     Life & Health Insurance -- 0.4%
     138,889         Integro, Ltd., Delayed Draw Term Loan, 5.75%,
                     10/31/22                                                   $       134,722
     361,111         Integro, Ltd., Term Loan, 5.75%, 10/31/22                          350,278
                                                                                ---------------
                                                                                $       485,000
-----------------------------------------------------------------------------------------------
                     Multi-Line Insurance -- 0.1%
     167,750         Alliant Holdings I LLC, Term Loan B, 4.5%, 8/12/22         $       166,230
-----------------------------------------------------------------------------------------------
                     Property & Casualty Insurance -- 2.1%
     746,149         Confie Seguros Holding II Co., First Lien Term Loan B,
                     5.75%, 11/9/18                                             $       748,014
     593,765         Confie Seguros Holding II Co., Second Lien Term Loan,
                     10.25%, 5/8/19                                                     587,827
     746,250         Hyperion Insurance Group, Ltd., Term B Loan,
                     5.5%, 4/29/22                                                      749,360
     938,758         USI, Inc., Initial Term Loan, 4.25%, 12/27/19                      930,544
                                                                                ---------------
                                                                                $     3,015,745
                                                                                ---------------
                     Total Insurance                                            $     3,666,975
-----------------------------------------------------------------------------------------------
                     MATERIALS -- 1.8%
                     Diversified Chemicals -- 0.2%
     275,000         Univar USA, Inc., Initial Dollar Term Loan,
                     4.25%, 7/1/22                                              $       271,071
-----------------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- 0.0%+
      75,256(d)(j)   PT Bakrie & Brothers Tbk, Facility Term Loan B,
                     8.0%, 11/25/14                                             $        24,458
-----------------------------------------------------------------------------------------------
                     Metal & Glass Containers -- 0.8%
     391,021         Tank Holding Corp., Initial Term Loan, 6.5%, 3/16/22       $       388,870
     748,125         Tekni-Plex, Inc., USD Term Loan, 4.5%, 6/1/22                      745,787
                                                                                ---------------
                                                                                $     1,134,657
-----------------------------------------------------------------------------------------------
                     Paper Packaging -- 0.3%
     490,684         Caraustar Industries, Inc., Incremental Term Loan,
                     8.0%, 5/1/19                                               $       490,889
-----------------------------------------------------------------------------------------------
                     Paper Products -- 0.3%
     287,111         Appvion, Inc., Term Commitment, 5.75%, 6/28/19             $       272,038
      79,339         Exopack Holdings SA, USD Term Loan, 4.5%, 5/8/19                    79,289
                                                                                ---------------
                                                                                $       351,327
-----------------------------------------------------------------------------------------------
                     Specialty Chemicals -- 0.0%+
      23,810         Chemtura Corp., New Term Loan, 3.5%, 8/29/16               $        23,790
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Steel -- 0.2%
     495,000         Essar Steel Algoma, Inc., Initial Term Loan,
                     7.5%, 8/16/19                                              $       272,869
                                                                                ---------------
                     Total Materials                                            $     2,569,061
-----------------------------------------------------------------------------------------------
                     MEDIA -- 3.7%
                     Advertising -- 0.6%
     945,654         Affinion Group, Inc., Tranche B Term Loan,
                     6.75%, 4/30/18                                             $       910,586
-----------------------------------------------------------------------------------------------
                     Broadcasting -- 1.0%
     291,667         Hubbard Radio LLC, Term Loan, 4.25%, 5/27/22               $       286,745
     315,000         Learfield Communications, Inc., Initial Second Lien
                     Term Loan, 8.75%, 10/8/21                                          313,228
     297,000         MediArena Acquisition BV (fka AP NMT Acquisition BV),
                     First Lien Dollar Term B Loan, 6.75%, 8/13/21                      286,358
     459,811         Univision Communications, Inc., Replacement First
                     Lien Term Loan, 4.0%, 3/1/20                                       457,001
                                                                                ---------------
                                                                                $     1,343,332
-----------------------------------------------------------------------------------------------
                     Cable & Satellite -- 0.2%
     310,709         WideOpenWest Finance LLC, Replacement Term B
                     Loan, 4.5%, 4/1/19                                         $       306,793
-----------------------------------------------------------------------------------------------
                     Movies & Entertainment -- 0.0%+
      45,328         Cinedigm Digital Funding I LLC, Term Loan,
                     3.75%, 2/28/18                                             $        45,271
-----------------------------------------------------------------------------------------------
                     Publishing -- 1.9%
     511,252         Cengage Learning Acquisitions, Inc., Term Loan,
                     7.0%, 3/31/20                                              $       509,015
     324,188         Houghton Mifflin Holdings, Inc., Term Loan,
                     4.0%, 5/28/21                                                      321,756
     742,481         Interactive Data Corp., Term Loan, 4.75%, 5/2/21                   743,252
     130,228         Lee Enterprises, Inc., First Lien Term Loan,
                     7.25%, 3/31/19                                                     128,678
     933,375         McGraw-Hill School Education Holdings LLC,
                     Term B Loan, 6.25%, 12/18/19                                       934,250
                                                                                ---------------
                                                                                $     2,636,951
                                                                                ---------------
                     Total Media                                                $     5,242,933
-----------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY
                     & LIFE SCIENCES -- 2.1%
                     Biotechnology -- 0.7%
   1,047,375         Lantheus Medical Imaging, Inc., Term Loan,
                     7.0%, 6/30/22                                              $       979,296
-----------------------------------------------------------------------------------------------
                     Life Sciences Tools & Services -- 1.0%
   1,000,000         Albany Molecular Research, Inc., Term Loan B,
                     5.75%, 7/16/21                                             $     1,001,250

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 21

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                  Life Sciences Tools & Services -- (continued)
     427,759      Catalent Pharma Solutions, Inc., Dollar Term Loan,
                  4.25%, 5/20/21                                                $       427,855
                                                                                ---------------
                                                                                $     1,429,105
-----------------------------------------------------------------------------------------------
                  Pharmaceuticals -- 0.4%
     550,000      Concordia Healthcare Corp., Initial Dollar Term Loan,
                  4.25%, 10/21/21                                               $       530,406
                                                                                ---------------
                  Total Pharmaceuticals, Biotechnology
                  & Life Sciences                                               $     2,938,807
-----------------------------------------------------------------------------------------------
                  REAL ESTATE -- 0.2%
                  Retail REIT -- 0.2%
     276,683      DTZ U.S. Borrower LLC, First Lien Initial Term Loan,
                  4.25%, 11/4/21                                                $       274,565
                                                                                ---------------
                  Total Real Estate                                             $       274,565
-----------------------------------------------------------------------------------------------
                  RETAILING -- 1.0%
                  Automotive Retail -- 0.5%
     656,250      CWGS Group LLC, Term Loan, 5.25%, 2/20/20                     $       656,660
-----------------------------------------------------------------------------------------------
                  Computer & Electronics Retail -- 0.4%
     718,579      Targus Group International, Inc., Term Loan,
                  14.75%, 5/24/16                                               $       538,934
-----------------------------------------------------------------------------------------------
                  Specialty Stores -- 0.1%
     157,692      Petsmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22              $       157,853
                                                                                ---------------
                  Total Retailing                                               $     1,353,447
-----------------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.3%
                  Semiconductor Equipment -- 0.3%
     471,611      VAT Lux II S.a.r.l., Term Loan, 4.25%, 2/11/21                $       471,218
                                                                                ---------------
                  Total Semiconductors & Semiconductor Equipment                $       471,218
-----------------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 2.0%
                  Application Software -- 0.9%
     497,533      Epiq Systems, Inc., Term Loan, 4.5%, 8/27/20                  $       495,046
     210,670      Expert Global Solutions, Inc., Advance First Lien
                  Term Loan B, 8.5%, 4/3/18                                             209,221
     500,000      Vertafore, Inc., Second Lien Term Loan,
                  9.75%, 10/27/17                                                       501,750
                                                                                ---------------
                                                                                $     1,206,017
-----------------------------------------------------------------------------------------------
                  IT Consulting & Other Services -- 1.1%
     246,875      Evergreen Skills Lux S.a r.l., First Lien Initial Term Loan,
                  5.75%, 4/28/21                                                $       206,449
     625,000      Sitel Worldwide Corp., First Lien Term B-1 Loan,
                  6.5%, 9/18/21                                                         617,969

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     IT Consulting & Other Services -- (continued)
     772,637         SunGard Data Systems, Inc., Tranche C Term Loan,
                     3.945%, 2/28/17                                            $       773,309
                                                                                ---------------
                                                                                $     1,597,727
                                                                                ---------------
                     Total Software & Services                                  $     2,803,744
-----------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                     Communications Equipment -- 0.1%
      89,329         CommScope, Inc., Tranche 4 Term Loan,
                     3.25%, 1/14/18                                             $        88,980
-----------------------------------------------------------------------------------------------
                     Electronic Components -- 0.3%
     457,700         Mirion Technologies (Finance) LLC (Mirion
                     Technologies, Inc.), First Lien Initial Term Loan,
                     5.75%, 3/31/22                                             $       458,501
                                                                                ---------------
                     Total Technology Hardware & Equipment                      $       547,481
-----------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 0.9%
                     Integrated Telecommunication Services -- 0.6%
     497,500         GCI Holdings, Inc., Term B Loan, 4.0%, 2/2/22              $       499,987
     500,000         Securus Technologies Holdings, Inc., Term Loan B2,
                     5.25%, 4/30/20                                                     390,000
                                                                                ---------------
                                                                                $       889,987
-----------------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 0.3%
     333,333         Syniverse Holdings, Inc., Initial Term Loan,
                     4.0%, 4/23/19                                              $       305,209
     166,667         Syniverse Holdings, Inc., Tranche B Term Loan,
                     4.0%, 4/23/19                                                      152,604
                                                                                ---------------
                                                                                $       457,813
                                                                                ---------------
                     Total Telecommunication Services                           $     1,347,800
-----------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 1.2%
                     Air Freight & Logistics -- 0.1%
     190,613         Ozburn-Hessey Holding Co., LLC, Term Loan,
                     6.75%, 5/23/19                                             $       189,779
-----------------------------------------------------------------------------------------------
                     Marine -- 0.8%
     622,129         Commercial Barge Line Co., Initial First Lien Term
                     Loan, 7.5%, 9/22/19                                        $       619,407
     474,507         Navios Maritime Partners LP, Term Loan,
                     5.25%, 6/27/18                                                     471,541
                                                                                ---------------
                                                                                $     1,090,948
-----------------------------------------------------------------------------------------------
                     Trucking -- 0.3%
     497,468         YRC Worldwide, Inc., Initial Term Loan, 8.25%, 2/13/19     $       477,570
                                                                                ---------------
                     Total Transportation                                       $     1,758,297
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 23

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     UTILITIES -- 0.5%
                     Electric Utilities -- 0.5%
     447,790         Atlantic Power Limited Partnership, Term Loan,
                     4.75%, 2/24/21                                             $       448,069
     280,050         Star West Generation LLC, Advance Term Loan B,
                     4.25%, 3/13/20                                                     275,850
                                                                                ---------------
                     Total Utilities                                            $       723,919
-----------------------------------------------------------------------------------------------
                     TOTAL SENIOR SECURED FLOATING
                     RATE LOAN INTERESTS
                     (Cost $46,630,537)                                         $    45,471,189
-----------------------------------------------------------------------------------------------
                     CORPORATE BONDS & NOTES -- 90.5% of
                     Net Assets
                     AUTOMOBILES & COMPONENTS -- 0.9%
                     Auto Parts & Equipment -- 0.9%
     350,000         International Automotive Components Group SA,
                     9.125%, 6/1/18 (144A)                                      $       353,500
     220,000         Pittsburgh Glass Works LLC, 8.0%, 11/15/18 (144A)                  229,130
     640,000         Stackpole International Intermediate Co.,
                     SA / Stackpole International Powder, 7.75%,
                     10/15/21 (144A)                                                    716,800
                                                                                ---------------
                     Total Automobiles & Components                             $     1,299,430
-----------------------------------------------------------------------------------------------
                     BANKS -- 2.4%
                     Diversified Banks -- 2.4%
     525,000         Banco de Galicia y Buenos Aires, 8.75%,
                     5/4/18 (144A)                                              $       536,157
     400,000(b)      Banco Macro SA, 9.75%, 12/18/36                                    398,000
     200,000(b)(e)   Banco Santander SA, 6.375%                                         195,500
     325,000(b)(e)   Bank of America Corp., 6.25%                                       329,566
     350,000(b)(e)   ING Groep NV, 6.5%                                                 336,656
     200,000(b)(e)   Royal Bank of Scotland Group Plc, 7.5%                             207,000
     200,000         Sberbank of Russia Via SB Capital SA, 5.25%,
                     5/23/23 (144A)                                                     176,250
     245,000         Trade & Development Bank of Mongolia LLC, 9.375%,
                     5/19/20 (144A)                                                     244,440
     750,000         UBS AG / Stamford CT, 7.625%, 8/17/22                              867,435
                                                                                ---------------
                     Total Banks                                                $     3,291,004
-----------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 4.1%
                     Aerospace & Defense -- 1.0%
     400,000         ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                   $       410,000
     680,000         DynCorp International, Inc., 10.375%, 7/1/17                       537,200
     435,000         LMI Aerospace, Inc., 7.375%, 7/15/19                               427,387
                                                                                ---------------
                                                                                $     1,374,587
-----------------------------------------------------------------------------------------------
                     Agricultural & Farm Machinery -- 0.3%
     475,000         Titan International, Inc., 6.875%, 10/1/20                 $       401,375
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Building Products -- 0.2%
     300,000         USG Corp., 7.875%, 3/30/20 (144A)                          $       316,500
-----------------------------------------------------------------------------------------------
                     Construction & Engineering -- 0.2%
     900,000         Empresas ICA S.A.B. de CV, 8.9%, 2/4/21 (144A)             $       249,750
-----------------------------------------------------------------------------------------------
                     Construction Machinery & Heavy Trucks -- 0.3%
     360,000         Meritor, Inc., 6.75%, 6/15/21                              $       355,500
-----------------------------------------------------------------------------------------------
                     Electrical Components & Equipment -- 0.5%
     750,000         WireCo WorldGroup, Inc., 9.5%, 5/15/17                     $       682,500
-----------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 0.3%
     455,000         JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)             $       481,163
-----------------------------------------------------------------------------------------------
                     Industrial Machinery -- 0.8%
     560,000         Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                   $       450,800
     450,000         Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                       433,170
     217,120(f)(g)   Liberty Tire Recycling LLC, 11.0% (11.0% PIK
                     0.0% cash), 3/31/21 (144A)                                         138,957
     150,000         Xerium Technologies, Inc., 8.875%, 6/15/18                         153,000
                                                                                ---------------
                                                                                $     1,175,927
-----------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 0.5%
     150,000         H&E Equipment Services, Inc., 7.0%, 9/1/22                 $       152,250
     544,000         TRAC Intermodal LLC / TRAC Intermodal Corp.,
                     11.0%, 8/15/19                                                     590,240
                                                                                ---------------
                                                                                $       742,490
                                                                                ---------------
                     Total Capital Goods                                        $     5,779,792
-----------------------------------------------------------------------------------------------
                     COMMERCIAL & PROFESSIONAL SERVICES -- 1.7%
                     Commercial Printing -- 0.7%
     340,000         Cenveo Corp., 6.0%, 8/1/19 (144A)                          $       298,350
     700,000         Multi-Color Corp., 6.125%, 12/1/22 (144A)                          719,250
                                                                                ---------------
                                                                                $     1,017,600
-----------------------------------------------------------------------------------------------
                     Diversified Support Services -- 1.0%
     950,000         NANA Development Corp., 9.5%, 3/15/19 (144A)               $       874,000
     260,000         TMS International Corp., 7.625%, 10/15/21 (144A)                   237,900
     280,000         Transfield Services, Ltd., 8.375%, 5/15/20 (144A)                  285,600
                                                                                ---------------
                                                                                $     1,397,500
                                                                                ---------------
                     Total Commercial & Professional Services                   $     2,415,100
-----------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 1.8%
                     Home Furnishings -- 0.4%
     535,000         Tempur Sealy International, Inc., 6.875%, 12/15/20         $       572,450
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 25

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Homebuilding -- 0.7%
     350,000         Brookfield Residential Properties, Inc., 6.375%,
                     5/15/25 (144A)                                             $       336,000
     605,000(d)      Desarrolladora Homex SAB de CV, 9.5%,
                     12/11/19 (144A)                                                     12,100
     250,000         KB Home, 7.0%, 12/15/21                                            253,125
     340,000         KB Home, 7.625%, 5/15/23                                           345,100
                                                                                ---------------
                                                                                $       946,325
-----------------------------------------------------------------------------------------------
                     Leisure Products -- 0.7%
   1,000,000         Icon Health & Fitness, Inc., 11.875%,
                     10/15/16 (144A)                                            $       993,750
                                                                                ---------------
                     Total Consumer Durables & Apparel                          $     2,512,525
-----------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 2.7%
                     Casinos & Gaming -- 1.1%
     806,032(d)(f)   Mashantucket Western Pequot Tribe, 6.5% (5.5% PIK
                     1.0% cash), 7/1/36                                         $         4,030
     365,000         MGM Resorts International, 6.0%, 3/15/23                           370,475
     100,000         Scientific Games International, Inc., 6.25%, 9/1/20                 69,500
   1,200,000         Scientific Games International, Inc., 10.0%, 12/1/22             1,062,000
                                                                                ---------------
                                                                                $     1,506,005
-----------------------------------------------------------------------------------------------
                     Hotels, Resorts & Cruise Lines -- 0.4%
     245,000         Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                $       240,713
     325,000         Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                        353,437
                                                                                ---------------
                                                                                $       594,150
-----------------------------------------------------------------------------------------------
                     Leisure Facilities -- 0.4%
EUR  566,487         Cirsa Funding Luxembourg SA, 8.75%, 5/15/18 (144A)         $       631,298
-----------------------------------------------------------------------------------------------
                     Specialized Consumer Services -- 0.8%
     890,000         Constellis Holdings LLC / Constellis Finance Corp.,
                     9.75%, 5/15/20 (144A)                                      $       805,450
     315,000         StoneMor Partners LP / Cornerstone Family Services
                     of WV, 7.875%, 6/1/21                                              326,025
                                                                                ---------------
                                                                                $     1,131,475
                                                                                ---------------
                     Total Consumer Services                                    $     3,862,928
-----------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 1.9%
                     Consumer Finance -- 0.8%
     445,000         Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%,
                     4/1/20 (144A)                                              $       436,100
     406,687         Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                           403,637
     440,000         TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                     9/15/18 (144A)                                                     345,400
                                                                                ---------------
                                                                                $     1,185,137
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Investment Banking & Brokerage -- 0.2%
     450,000(b)(e)   Goldman Sachs Capital II, 4.0%                             $       324,000
-----------------------------------------------------------------------------------------------
                     Specialized Finance -- 0.9%
     750,000(a)      Bosphorus, Ltd., 3.579%, 8/17/18 (144A)                    $       743,625
     375,000(f)      Igloo Holdings Corp., 8.25% (9.0% PIK 8.25% cash),
                     12/15/17 (144A)                                                    377,812
     175,000         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                     6.5%, 7/1/21                                                       160,125
                                                                                ---------------
                                                                                $     1,281,562
                                                                                ---------------
                     Total Diversified Financials                               $     2,790,699
-----------------------------------------------------------------------------------------------
                     ENERGY -- 10.1%
                     Coal & Consumable Fuels -- 0.2%
     400,000(d)      James River Coal Co., 7.875%, 4/1/19                       $           208
     715,000         Penn Virginia Corp., 8.5%, 5/1/20                                  207,350
                                                                                ---------------
                                                                                $       207,558
-----------------------------------------------------------------------------------------------
                     Integrated Oil & Gas -- 0.3%
MXN  540,000         Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                 $        30,708
     325,000         YPF SA, 8.875%, 12/19/18 (144A)                                    335,562
                                                                                ---------------
                                                                                $       366,270
-----------------------------------------------------------------------------------------------
                     Oil & Gas Drilling -- 0.4%
     730,000         Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                  $       339,450
     320,000         Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)                 245,600
                                                                                ---------------
                                                                                $       585,050
-----------------------------------------------------------------------------------------------
                     Oil & Gas Equipment & Services -- 0.4%
     330,000(a)      FTS International, Inc., 7.837%, 6/15/20 (144A)            $       229,361
     425,000         McDermott International, Inc., 8.0%, 5/1/21 (144A)                 365,500
                                                                                ---------------
                                                                                $       594,861
-----------------------------------------------------------------------------------------------
                     Oil & Gas Exploration & Production -- 5.7%
     100,000         Comstock Resources, Inc., 7.75%, 4/1/19                    $        21,000
     137,000         Comstock Resources, Inc., 9.5%, 6/15/20                             30,140
     750,000         EP Energy LLC / EP Energy Finance, Inc.,
                     9.375%, 5/1/20                                                     652,500
     360,000         GeoPark Latin America, Ltd., Agencia en Chile,
                     7.5%, 2/11/20 (144A)                                               247,500
     570,000         Gulfport Energy Corp., 7.75%, 11/1/20                              564,300
     330,000         Halcon Resources Corp., 8.875%, 5/15/21                            110,756
     705,000         Halcon Resources Corp., 9.75%, 7/15/20                             239,700
     630,000         Memorial Production Partners LP / Memorial
                     Production Finance Corp., 7.625%, 5/1/21                           422,100
     600,000         Midstates Petroleum Co., Inc., 9.25%, 6/1/21                       108,000
     350,000         MIE Holdings Corp., 7.5%, 4/25/19 (144A)                           203,870

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 27

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Oil & Gas Exploration & Production -- (continued)
     285,000         Noble Energy, Inc., 5.875%, 6/1/24                         $       286,181
   1,330,000         Northern Oil & Gas, Inc., 8.0%, 6/1/20                           1,099,910
     450,000         Novatek OAO via Novatek Finance, Ltd., 4.422%,
                     12/13/22 (144A)                                                    402,840
     535,000         PDC Energy, Inc., 7.75%, 10/15/22                                  537,675
     750,000         PetroQuest Energy, Inc., 10.0%, 9/1/17                             652,500
     240,000(d)      Quicksilver Resources, Inc., 7.125%, 4/1/16                            120
     375,000         Rice Energy, Inc., 6.25%, 5/1/22                                   339,375
     310,000         RSP Permian, Inc., 6.625%, 10/1/22 (144A)                          306,900
   1,170,000         Sanchez Energy Corp., 7.75%, 6/15/21                               930,150
     300,000         WPX Energy, Inc., 7.5%, 8/1/20                                     280,500
     650,000         WPX Energy, Inc., 8.25%, 8/1/23                                    611,000
                                                                                ---------------
                                                                                $     8,047,017
-----------------------------------------------------------------------------------------------
                     Oil & Gas Refining & Marketing -- 0.4%
     669,000         Calumet Specialty Products Partners LP / Calumet
                     Finance Corp., 6.5%, 4/15/21                               $       622,170
-----------------------------------------------------------------------------------------------
                     Oil & Gas Storage & Transportation -- 2.7%
     450,000(a)      Energy Transfer Partners LP, 3.318%, 11/1/66               $       312,750
     950,000         Genesis Energy LP / Genesis Energy Finance Corp.,
                     6.75%, 8/1/22                                                      926,250
     480,000         Global Partners LP / GLP Finance Corp., 7.0%,
                     6/15/23 (144A)                                                     451,200
     170,000         PBF Logistics LP / PBF Logistics Finance Corp.,
                     6.875%, 5/15/23 (144A)                                             158,100
     925,000         Sunoco LP / Sunoco Finance Corp., 6.375%,
                     4/1/23 (144A)                                                      931,937
     520,000         Western Refining Logistics LP / WNRL Finance Corp.,
                     7.5%, 2/15/23                                                      530,400
     725,000         Williams Cos., Inc., 5.75%, 6/24/44                                530,612
                                                                                ---------------
                                                                                $     3,841,249
                                                                                ---------------
                     Total Energy                                               $    14,264,175
-----------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING -- 1.0%
                     Food Distributors -- 0.7%
     900,000         JBS Investments GmbH, 7.25%, 4/3/24 (144A)                 $       924,750
-----------------------------------------------------------------------------------------------
                     Food Retail -- 0.3%
     460,000         Tops Holding LLC / Tops Markets II Corp., 8.0%,
                     6/15/22 (144A)                                             $       476,100
                                                                                ---------------
                     Total Food & Staples Retailing                             $     1,400,850
-----------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 8.6%
                     Agricultural Products -- 1.0%
     900,000         Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)            $       873,000

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Agricultural Products -- (continued)
     520,000         Southern States Cooperative, Inc., 10.0%,
                     8/15/21 (144A)                                             $       452,400
     225,000         Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                         148,500
                                                                                ---------------
                                                                                $     1,473,900
-----------------------------------------------------------------------------------------------
                     Packaged Foods & Meats -- 6.3%
     225,000         Agrokor DD, 8.875%, 2/1/20 (144A)                          $       240,660
EUR  200,000         Agrokor DD, 9.875%, 5/1/19 (144A)                                  236,019
     650,000         Bertin SA / Bertin Finance, Ltd., 10.25%,
                     10/5/16 (144A)                                                     686,562
     500,000         CFG Investment SAC, 9.75%, 7/30/19 (144A)                          285,500
     136,000         Chiquita Brands International, Inc. / Chiquita
                     Brands LLC, 7.875%, 2/1/21                                         144,330
   1,100,000         FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
                     9.875%, 2/1/20 (144A)                                            1,146,750
     515,000         Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                  469,938
     800,000         Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                   782,000
     700,000         Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                  668,850
     475,000         Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                        475,000
     700,000         MHP SA, 8.25%, 4/2/20 (144A)                                       603,960
   1,600,000         Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                     1,580,000
     200,000         Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                      216,000
     600,000         Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                       438,000
     640,000         Post Holdings, Inc., 6.75%, 12/1/21 (144A)                         662,400
     200,000         Post Holdings, Inc., 7.75%, 3/15/24 (144A)                         213,000
                                                                                ---------------
                                                                                $     8,848,969
-----------------------------------------------------------------------------------------------
                     Soft Drinks -- 0.3%
     355,000         Cott Beverages, Inc., 5.375%, 7/1/22                       $       353,225
-----------------------------------------------------------------------------------------------
                     Tobacco -- 1.0%
   1,645,000         Alliance One International, Inc., 9.875%, 7/15/21          $     1,416,756
                                                                                ---------------
                     Total Food, Beverage & Tobacco                             $    12,092,850
-----------------------------------------------------------------------------------------------
                     EQUIPMENT & SERVICES -- 2.0%
                     Health Care Facilities -- 0.5%
     700,000         Kindred Healthcare, Inc., 6.375%, 4/15/22                  $       661,500
-----------------------------------------------------------------------------------------------
                     Health Care Services -- 1.0%
     425,000         BioScrip, Inc., 8.875%, 2/15/21                            $       328,313
     990,000         Truven Health Analytics, Inc., 10.625%, 6/1/20                   1,037,025
                                                                                ---------------
                                                                                $     1,365,338
-----------------------------------------------------------------------------------------------
                     Health Care Supplies -- 0.3%
     500,000         Immucor, Inc., 11.125%, 8/15/19                            $       512,500
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 29

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Health Care Technology -- 0.2%
     275,000         Emdeon, Inc., 11.0%, 12/31/19                              $       292,875
                                                                                ---------------
                     Total Health Care Equipment & Services                     $     2,832,213
-----------------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.8%
                     Household Products -- 0.6%
EUR  350,000(a)      Hydra Dutch Holdings 2BV, 5.451%, 4/15/19 (144A)           $       364,565
     460,000         Springs Industries, Inc., 6.25%, 6/1/21                            457,700
                                                                                ---------------
                                                                                $       822,265
-----------------------------------------------------------------------------------------------
                     Products -- 0.2%
     345,000         Monitronics International, Inc., 9.125%, 4/1/20            $       300,150
                                                                                ---------------
                     Total Household & Personal Products                        $     1,122,415
-----------------------------------------------------------------------------------------------
                     INSURANCE -- 26.9%
                     Insurance Brokers -- 0.0%+
GBP   10,489(a)      Towergate Finance Plc, 8.5%, 3/2/20 (144A)                 $        16,929
-----------------------------------------------------------------------------------------------
                     Life & Health Insurance -- 0.1%
GBP   59,442         TIG FINCO Plc, 8.75%, 4/2/20 (144A)                        $        84,749
-----------------------------------------------------------------------------------------------
                     Property & Casualty Insurance -- 3.0%
   6,000,000(c)(g)   Fixed Income Trust, Series 2013-A, 0.0%,
                     10/15/97 (144A)                                            $     4,225,383
      80,000(b)(e)   White Mountains Insurance Group, Ltd.,
                     7.506% (144A)                                                       80,800
                                                                                ---------------
                                                                                $     4,306,183
-----------------------------------------------------------------------------------------------
                     Reinsurance -- 23.8%
   1,563,217(h)      Altair Re II, Ltd. (Willis Securities, Inc.), Variable
                     Rate Notes, 6/30/16                                        $       110,519
   1,000,000(h)      Altair Re III, Ltd. (Willis Securities, Inc.), Variable
                     Rate Notes, 6/30/17                                              1,051,300
EUR  750,000(a)      ATLAS Reinsurance VII, Ltd., 3.65%, 1/7/16
                     (144A) (Cat Bond)                                                  819,544
   1,000,000(a)      Bosphorus Re, Ltd., 2.566%, 5/3/16 (144A) (Cat Bond)               997,900
     800,000(h)      Carnoustie Segregated Account (Kane SAC, Ltd.),
                     Variable Rate Notes, 2/19/16                                       877,040
   1,750,000(a)      East Lane Re VI, Ltd., 2.816% , 3/14/18
                     (144A) (Cat Bond)                                                1,734,950
   2,740,500(h)      Exeter Segregated Account (Kane SAC, Ltd.), Variable
                     Rate Notes, 1/7/16                                               2,981,116
   1,000,000(h)      Fairfield Segregated Account (Kane SAC, Ltd.), Variable
                     Rate Notes, 2/2/16                                                 985,300
   2,000,000(a)      Gator Re, Ltd., 6.746%, 1/9/17 (144A) (Cat Bond)                 1,844,800
   1,500,000(a)      Ibis Re II, Ltd., 4.066%, 6/28/16 (144A) (Cat Bond)              1,513,950
   2,000,000(h)      Lahinch Segregated Account (Kane SAC, Ltd.), Variable
                     Rate Notes, 6/15/16                                              2,005,800

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
----------------------------------------------------------------------------------------------------
                       Reinsurance -- (continued)
      1,750,000(a)     Longpoint Re, Ltd. III, 4.266%, 5/18/16 (144A)
                       (Cat Bond)                                                    $     1,762,075
      1,450,000(h)     Lorenz Re, Ltd. (Prime, Ltd.), Variable Rates
                       Notes, 3/31/18                                                      1,549,905
      1,000,000(a)     Merna Reinsurance V, Ltd., 2.066%, 4/7/17
                       (144A) (Cat Bond)                                                     998,400
        750,000(a)     MetroCat Re, Ltd., 4.566%, 8/5/16 (144A) (Cat Bond)                   763,350
      2,000,000(a)(d)  MultiCat Mexico, Ltd., Class A, 7.566%, 12/4/15
                       (144A) (Cat Bond)                                                      80,000
      3,000,000(h)     Pangaea Re Segregated Account (Kane SAC, Ltd.),
                       Series 2015-1, Variable Rates Notes, 2/1/19                         3,421,500
      2,004,948(h)     PI-6 Segregated Account (Kane SAC, Ltd.), Series C,
                       Variable Rate Notes, 7/7/16                                         1,997,530
      1,000,000(a)     Queen Street VIII Re, Ltd., 6.561%, 6/8/16 (144A)
                       (Cat Bond)                                                          1,000,300
      2,000,000(a)     Queen Street X Re, Ltd., 5.811%, 6/8/18 (144A)
                       (Cat Bond)                                                          1,970,000
      1,000,000(a)     Residential Reinsurance 2012, Ltd., 22.061%, 6/6/16
                       (144A) (Cat Bond)                                                   1,094,800
          5,731(h)     Sector Re V, Ltd. (Swiss Re), Series 3, Class C, Variable
                       Rate Notes, 12/1/17 (144A)                                             24,598
          2,582(h)     Sector Re V, Ltd. (Swiss Re), Series 4, Class A,
                       Variable Rate Notes, 3/30/19 (144A)                                    60,718
      1,000,000(h)     Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                       Rate Notes, 9/16/16 (144A)                                             20,000
      1,000,000(h)     Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                       Rate Notes, 9/18/17 (144A)                                          1,159,400
      1,000,000(h)     St. Andrews Segregated Account (Kane SAC, Ltd.),
                       Variable Rate Notes, 1/22/16                                        1,072,600
JPY 150,799,195(h)     Tralee Segregated Account (Kane SAC, Ltd.), Variable
                       Rate Notes, 7/20/17                                                 1,248,299
        500,000(a)     Vitality Re VI, Ltd., 2.166%, 1/8/18 (144A) (Cat Bond)                502,850
                                                                                     ---------------
                                                                                     $    33,648,544
                                                                                     ---------------
                       Total Insurance                                               $    38,056,405
----------------------------------------------------------------------------------------------------
                       MATERIALS -- 7.9%
                       Commodity Chemicals -- 0.4%
        300,000        Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                  $       384,346
        175,000        Hexion US Finance Corp., 6.625%, 4/15/20                              148,313
                                                                                     ---------------
                                                                                     $       532,659
----------------------------------------------------------------------------------------------------
                       Construction Materials -- 0.4%
        389,000        Cemex Espana Luxembourg, 9.875%, 4/30/19 (144A)               $       414,771
        300,000(e)     Magnesita Finance, Ltd., 8.625% (144A)                                184,500
                                                                                     ---------------
                                                                                     $       599,271
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 31

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Diversified Chemicals -- 0.4%
       55,000        Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)             $        59,263
       55,000        Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)                      59,675
      660,000        Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)                  466,950
                                                                                ---------------
                                                                                $       585,888
-----------------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- 1.0%
      109,000        Boart Longyear Management Pty, Ltd., 10.0%,
                     10/1/18 (144A)                                             $        92,650
      300,000        FMG Resources August 2006 Pty, Ltd., 9.75%,
                     3/1/22 (144A)                                                      298,500
      409,276        Mirabela Nickel, Ltd., 9.5%, 6/24/19                               204,638
      180,000        Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)               151,200
      750,000        Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                        705,000
                                                                                ---------------
                                                                                $     1,451,988
-----------------------------------------------------------------------------------------------
                     Gold -- 0.1%
       85,000        IAMGOLD Corp., 6.75%, 10/1/20 (144A)                       $        64,175
-----------------------------------------------------------------------------------------------
                     Metal & Glass Containers -- 0.3%
      261,325(f)     Ardagh Finance Holdings SA, 8.625% (8.625% PIK
                     0.0% cash), 6/15/19 (144A)                                 $       273,738
EUR   150,000        Horizon Holdings I SASU, 7.25%, 8/1/23 (144A)                      171,708
                                                                                ---------------
                                                                                $       445,446
-----------------------------------------------------------------------------------------------
                     Paper Packaging -- 2.2%
      580,000        Exopack Holding Corp., 10.0%, 6/1/18 (144A)                $       574,200
      500,000        Reynolds Group Issuer, Inc., 9.0%, 4/15/19                         511,250
      475,000        Reynolds Group Issuer, Inc., 9.875%, 8/15/19                       499,937
EUR 1,365,000        SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                1,585,770
                                                                                ---------------
                                                                                $     3,171,157
-----------------------------------------------------------------------------------------------
                     Paper Products -- 1.2%
      675,000        Appvion, Inc., 9.0%, 6/1/20 (144A)                         $       273,375
      500,000        Mercer International, Inc., 7.0%, 12/1/19                          510,000
      840,000        Resolute Forest Products, Inc., 5.875%, 5/15/23                    625,800
      255,000        Unifrax I LLC / Unifrax Holding Co., 7.5%,
                     2/15/19 (144A)                                                     246,075
                                                                                ---------------
                                                                                $     1,655,250
-----------------------------------------------------------------------------------------------
                     Specialty Chemicals -- 0.3%
      410,000        A Schulman, Inc., 6.875%, 6/1/23 (144A)                    $       406,925
-----------------------------------------------------------------------------------------------
                     Steel -- 1.6%
      500,000        Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (144A)      $       447,500
      250,000        Evraz Group SA, 9.5%, 4/24/18 (144A)                               265,817
      190,000        JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                       129,200

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Steel -- (continued)
      499,000        Optima Specialty Steel, Inc., 12.5%, 12/15/16 (144A)       $       444,110
      850,000        Ryerson, Inc., 9.0%, 10/15/17                                      741,625
      350,000        United States Steel Corp., 7.5%, 3/15/22                           270,375
                                                                                ---------------
                                                                                $     2,298,627
                                                                                ---------------
                     Total Materials                                            $    11,211,386
-----------------------------------------------------------------------------------------------
                     MEDIA -- 3.2%
                     Broadcasting -- 0.2%
      400,000        Intelsat Luxembourg SA, 7.75%, 6/1/21                      $       236,000
-----------------------------------------------------------------------------------------------
                     Movies & Entertainment -- 2.2%
    1,710,000        AMC Entertainment, Inc., 9.75%, 12/1/20                    $     1,799,775
      600,000        Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                         526,500
      225,000        Regal Entertainment Group, 5.75%, 2/1/25                           221,062
      625,000        WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                       578,519
                                                                                ---------------
                                                                                $     3,125,856
-----------------------------------------------------------------------------------------------
                     Publishing -- 0.8%
      855,000        Gannett Co., Inc., 6.375%, 10/15/23                        $       923,400
      250,000        MPL 2 Acquisition Canco, Inc., 9.875%,
                     8/15/18 (144A)                                                     262,500
                                                                                ---------------
                                                                                $     1,185,900
                                                                                ---------------
                     Total Media                                                $     4,547,756
-----------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY &
                     LIFE SCIENCES -- 1.1%
                     Biotechnology -- 0.2%
      300,000        ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)           $       310,125
-----------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 0.9%
      208,000        DPx Holdings BV, 7.5%, 2/1/22 (144A)                       $       212,160
      650,000        Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                     6.0%, 7/15/23 (144A)                                               650,000
EUR   250,000        VRX Escrow Corp., 4.5%, 5/15/23                                    222,469
      235,000        VRX Escrow Corp., 5.875% , 5/15/23 (144A)                          197,841
                                                                                ---------------
                                                                                $     1,282,470
                                                                                ---------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences       $     1,592,595
-----------------------------------------------------------------------------------------------
                     REAL ESTATE -- 1.3%
                     Real Estate Operating Companies -- 0.3%
      410,000        IRSA Inversiones y Representaciones SA, 8.5%,
                     2/2/17 (144A)                                              $       410,000
-----------------------------------------------------------------------------------------------
                     Specialized REIT -- 1.0%
    1,520,000        Communications Sales & Leasing, Inc. / CSL Capital
                     LLC, 8.25%, 10/15/23                                       $     1,405,240
                                                                                ---------------
                     Total Real Estate                                          $     1,815,240
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 33

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     RETAILING -- 1.8%
                     Automotive Retail -- 0.7%
    1,100,000        DriveTime Automotive Group, Inc. / DT Acceptance
                     Corp., 8.0%, 6/1/21 (144A)                                 $     1,023,000
-----------------------------------------------------------------------------------------------
                     Computer & Electronics Retail -- 0.1%
      235,000        Rent-A-Center, Inc., 6.625%, 11/15/20                      $       220,900
-----------------------------------------------------------------------------------------------
                     Department Stores -- 0.9%
      300,000        Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)             $       315,750
      625,000        Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)                        567,187
      350,000        Neiman Marcus Group, Ltd., LLC, 8.0%,
                     10/15/21 (144A)                                                    363,563
                                                                                ---------------
                                                                                $     1,246,500
-----------------------------------------------------------------------------------------------
                     Specialty Stores -- 0.1%
       85,000        Outerwall, Inc., 6.0%, 3/15/19                             $        84,575
                                                                                ---------------
                     Total Retailing                                            $     2,574,975
-----------------------------------------------------------------------------------------------
                     SEMICONDUCTORS & SEMICONDUCTOR
                     EQUIPMENT -- 0.4%
                     Semiconductors -- 0.4%
       85,000        Advanced Micro Devices, Inc., 6.75%, 3/1/19                $        65,450
      235,000        Advanced Micro Devices, Inc., 7.0%, 7/1/24                         164,500
      400,000        Advanced Micro Devices, Inc., 7.5%, 8/15/22                        290,000
                                                                                ---------------
                     Total Semiconductors & Semiconductor Equipment             $       519,950
-----------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 0.6%
                     Data Processing & Outsourced Services -- 0.6%
      162,000        First Data Corp., 10.625%, 6/15/21                         $       180,832
      404,000        First Data Corp., 8.25%, 1/15/21 (144A)                            423,695
      225,000        NeuStar, Inc., 4.5%, 1/15/23                                       193,500
                                                                                ---------------
                     Total Software & Services                                  $       798,027
-----------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                     Communications Equipment -- 0.2%
      280,000        CommScope Technologies Finance LLC, 6.0%,
                     6/15/25 (144A)                                             $       284,200
-----------------------------------------------------------------------------------------------
                     Electronic Equipment & Instruments -- 0.2%
      315,000        Zebra Technologies Corp., 7.25%, 10/15/22 (144A)           $       343,744
                                                                                ---------------
                     Total Technology Hardware & Equipment                      $       627,944
-----------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 2.5%
                     Integrated Telecommunication Services -- 1.3%
      300,000        Frontier Communications Corp., 8.75%, 4/15/22              $       288,750
      290,000        Frontier Communications Corp., 11.0%,
                     9/15/25 (144A)                                                     303,955

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Integrated Telecommunication Services -- (continued)
       750,000       GCI, Inc., 6.875% , 4/15/25                                $       772,500
       600,000       Windstream Corp., 7.5%, 6/1/22                                     498,750
                                                                                ---------------
                                                                                $     1,863,955
-----------------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 1.2%
       250,000       Altice Finco SA, 8.125%, 1/15/24 (144A)                    $       248,750
       300,000       Altice SA, 7.75%, 5/15/22 (144A)                                   288,750
       200,000       Mobile Telesystems OJSC via MTS International
                     Funding, Ltd., 5.0%, 5/30/23 (144A)                                184,750
       340,000       Sprint Corp., 7.125%, 6/15/24                                      298,563
       275,000       Sprint Corp., 7.25%, 9/15/21                                       252,656
       250,000       Unison Ground Lease Funding LLC, 5.78%,
                     3/15/20 (144A)                                                     247,180
RUB 14,100,000       VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                        207,846
                                                                                ---------------
                                                                                $     1,728,495
                                                                                ---------------
                     Total Telecommunication Services                           $     3,592,450
-----------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 3.7%
                     Airlines -- 0.9%
       545,000       Gol LuxCo SA, 8.875%, 1/24/22 (144A)                       $       274,544
       155,000       Intrepid Aviation Group Holdings LLC / Intrepid
                     Finance Co., 6.875%, 2/15/19 (144A)                                134,656
       450,000       Intrepid Aviation Group Holdings LLC / Intrepid
                     Finance Co., 8.25%, 7/15/17 (144A)                                 445,500
       500,000       TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                         402,500
                                                                                ---------------
                                                                                $     1,257,200
-----------------------------------------------------------------------------------------------
                     Airport Services -- 0.9%
       488,040       Aeropuertos Argentina 2000 SA, 10.75%,
                     12/1/20 (144A)                                             $       503,852
       800,000       Aguila 3 SA, 7.875% , 1/31/18 (144A)                               818,000
                                                                                ---------------
                                                                                $     1,321,852
-----------------------------------------------------------------------------------------------
                     Highways & Railtracks -- 0.2%
MXN  4,500,000       Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                     6/10/28 (144A)                                             $       266,445
-----------------------------------------------------------------------------------------------
                     Marine -- 0.4%
       500,000       Far East Capital, Ltd., SA, 8.0%, 5/2/18                   $       306,490
       375,000       Navios South American Logistics, Inc. / Navios
                     Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)                   315,469
                                                                                ---------------
                                                                                $       621,959
-----------------------------------------------------------------------------------------------
                     Railroads -- 0.6%
       377,991(f)    AAF Holdings LLC / AAF Finance Co., 12.0% (12.75%
                     PIK 12.0% cash), 7/1/19 (144A)                             $       395,946

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 35

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Railroads -- (continued)
       485,000       Florida East Coast Holdings Corp., 6.75%,
                     5/1/19 (144A)                                              $       488,516
                                                                                ---------------
                                                                                $       884,462
-----------------------------------------------------------------------------------------------
                     Trucking -- 0.7%
     1,000,000       Jack Cooper Holdings Corp., 10.25%, 6/1/20 (144A)          $       907,500
                                                                                ---------------
                     Total Transportation                                       $     5,259,418
-----------------------------------------------------------------------------------------------
                     UTILITIES -- 2.7%
                     Electric Utilities -- 0.8%
       375,000       ContourGlobal Power Holdings SA, 7.125%,
                     6/1/19 (144A)                                              $       374,062
       460,000(b)    Enel S.p.A., 8.75%, 9/24/73 (144A)                                 530,150
       290,000       PPL Energy Supply LLC, 6.5%, 6/1/25 (144A)                         257,375
                                                                                ---------------
                                                                                $     1,161,587
-----------------------------------------------------------------------------------------------
                     Gas Utilities -- 0.4%
       492,450       Transportadora de Gas del Sur SA, 9.625%,
                     5/14/20 (144A)                                             $       488,757
-----------------------------------------------------------------------------------------------
                     Independent Power Producers & Energy Traders -- 1.5%
       560,000       NRG Energy, Inc., 6.25%, 5/1/24                            $       501,200
     1,065,000       Terraform Global Operating LLC, 9.75%,
                     8/15/22 (144A)                                                     953,175
       200,000       TerraForm Power Operating LLC, 5.875%,
                     2/1/23 (144A)                                                      184,500
       585,000       TerraForm Power Operating LLC, 6.125%,
                     6/15/25 (144A)                                                     526,500
                                                                                ---------------
                                                                                $     2,165,375
                                                                                ---------------
                     Total Utilities                                            $     3,815,719
-----------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS & NOTES
                     (Cost $137,445,093)                                        $   128,075,846
-----------------------------------------------------------------------------------------------
                     CONVERTIBLE BONDS & NOTES -- 2.8%
                     of Net Assets
                     DIVERSIFIED FINANCIALS -- 0.1%
                     Asset Management & Custody Banks -- 0.1%
       120,000       Apollo Investment Corp., 5.75%, 1/15/16                    $       120,450
                                                                                ---------------
                     Total Diversified Financials                               $       120,450
-----------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                     Health Care Equipment -- 1.2%
     1,040,000(c)    Hologic, Inc., 2.0%, 12/15/37                              $     1,772,550
                                                                                ---------------
                     Total Health Care Equipment & Services                     $     1,772,550
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     MATERIALS -- 1.3%
                     Diversified Chemicals -- 1.2%
     1,900,000(i)    Hercules, Inc., 6.5%, 6/30/29                              $     1,748,000
-----------------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- 0.1%
       100,000       Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16              $        94,630
                                                                                ---------------
                     Total Materials                                            $     1,842,630
-----------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                     SCIENCES -- 0.2%
                     Biotechnology -- 0.2%
       250,000       Corsicanto, Ltd., 3.5%, 1/15/32                            $       224,687
                                                                                ---------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences       $       224,687
-----------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE BONDS & NOTES
                     (Cost $2,597,092)                                          $     3,960,317
-----------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                     6.2% of Net Assets
     3,000,000(a)    U.S. Treasury Notes, 0.09%, 7/31/16                        $     3,000,432
     2,975,000(a)    U.S. Treasury Notes, 0.073%, 10/31/16                            2,974,459
     2,850,000(a)    U.S. Treasury Notes, 0.089%, 4/30/16                             2,850,342
-----------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                     (Cost $8,824,633)                                          $     8,825,233
-----------------------------------------------------------------------------------------------
                     SOVEREIGN DEBT OBLIGATIONS -- 1.3% of
                     Net Assets
                     Argentina -- 0.4%
       305,920       Province of Salta Argentina, 9.5%, 3/16/22 (144A)          $       299,801
       230,000       Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                    236,900
                                                                                ---------------
                                                                                $       536,701
-----------------------------------------------------------------------------------------------
                     Ireland -- 0.3%
       450,000       Vnesheconombank Via VEB Finance Plc, 6.902%,
                     7/9/20 (144A)                                              $       459,144
-----------------------------------------------------------------------------------------------
                     Mexico -- 0.4%
MXN  8,870,000       Mexican Bonos, 7.75%, 11/13/42                             $       603,122
MXN    319,897       Mexican Udibonos, 3.5%, 12/14/17                                    20,574
                                                                                ---------------
                                                                                $       623,696
-----------------------------------------------------------------------------------------------
                     Zambia -- 0.2%
       300,000       Zambia Government International Bond, 5.375%,
                     9/20/22 (144A)                                             $       222,000
-----------------------------------------------------------------------------------------------
                     TOTAL SOVEREIGN DEBT OBLIGATIONS
                     (Cost $1,974,476)                                          $     1,841,541
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 37

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                     COMMON STOCKS -- 0.3% of Net Assets
                     CAPITAL GOODS -- 0.0%+
                     Industrial Machinery -- 0.0%+
       10,289(g)(j)  Liberty Tire Recycling LLC                                 $           103
                                                                                ---------------
                     Total Capital Goods                                        $           103
-----------------------------------------------------------------------------------------------
                     INSURANCE -- 0.0%+
                     Insurance Brokers -- 0.0%+
GBP    10,233(g)(j)  TopCo., Ltd.                                               $         2,526
GBP       475(g)(j)  Towergate Finance Plc                                                  117
                                                                                ---------------
                                                                                $         2,643
                                                                                ---------------
                     Total Insurance                                            $         2,643
-----------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 0.3%
                     Air Freight & Logistics -- 0.3%
          943(j)     CEVA Holdings LLC                                          $       424,489
                                                                                ---------------
                     Total Transportation                                       $       424,489
-----------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $916,150)                                            $       427,235
-----------------------------------------------------------------------------------------------
                     CONVERTIBLE PREFERRED STOCKS --
                     0.4% of Net Assets
                     DIVERSIFIED FINANCIALS -- 0.4%
                     Other Diversified Financial Services -- 0.4%
          470        Bank of America Corp., 7.25%                               $       519,350
                                                                                ---------------
                     Total Diversified Financials                               $       519,350
-----------------------------------------------------------------------------------------------
                     ENERGY -- 0.0%+
                     Oil & Gas Exploration & Production -- 0.0%+
          200        Halcon Resources Corp., 5.75%                              $        25,550
                                                                                ---------------
                     Total Energy                                               $        25,550
-----------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $524,900)                                            $       544,900
-----------------------------------------------------------------------------------------------
                     PREFERRED STOCKS -- 1.6% of Net Assets
                     BANKS -- 0.4%
                     Diversified Banks -- 0.4%
          500(b)     AgStar Financial Services ACA, 6.75% (144A)                $       531,531
                                                                                ---------------
                     Total Banks                                                $       531,531
-----------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 0.7%
                     Other Diversified Financial Services -- 0.7%
       40,675(b)     GMAC Capital Trust I, 8.125%                               $     1,050,635
                                                                                ---------------
                     Total Diversified Financials                               $     1,050,635
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                     INSURANCE -- 0.5%
                     Insurance Brokers -- 0.5%
GBP   452,745(g)(j)  Towergate Finance Plc, Class B                             $       684,548
-----------------------------------------------------------------------------------------------
                     Reinsurance -- 0.0%+
       15,000(h)(j)  Lorenz Re, Ltd. (Aon Benefield Securities, Inc.),
                     Variable Rate Notes                                        $        37,500
                                                                                ---------------
                     Total Insurance                                            $       722,048
-----------------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCKS
                     (Cost $2,106,323)                                          $     2,304,214
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------
                     TEMPORARY CASH INVESTMENTS -- 0.7%
                     of Net Assets
                     COMMERCIAL PAPER -- 0.7%
       515,000       Societe Generale, 0.05%, 11/2/15                           $       514,996
       515,000       Prudential Funding LLC, 0.07%, 11/2/15                             514,995
                                                                                ---------------
                                                                                $     1,029,991
-----------------------------------------------------------------------------------------------
                     TOTAL TEMPORARY CASH INVESTMENTS
                     (Cost $1,029,998)                                          $     1,029,991
-----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN SECURITIES -- 140.6%
                     (Cost -- $208,726,238) (k)(l)                              $   198,897,340
-----------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- (40.6)%                    $   (57,421,591)
-----------------------------------------------------------------------------------------------
                     NET ASSETS APPLICABLE TO COMMON
                     SHAREOWNERS -- 100.0%                                      $   141,475,749
===============================================================================================

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2015, the value of these securities amounted to $80,403,358, or 56.8% of total net assets applicable to common shareowners.

(Cat Bond)   Catastrophe or Event-linked bond. At October 31, 2015, the value of these securities amounted to $15,082,919, or 10.7% of total net assets applicable to common shareowners. See Notes to Financial
             Statements -- Note 1F.

+            Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 39

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
             (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2015.

(a)          Floating rate note. The rate shown is the coupon rate at October
             31, 2015.

(b) The interest rate is subject to change periodically. The interest rate shown is the rate at October 31, 2015.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2015.

(d)          Security is in default.

(e)          Security is perpetual in nature and has no stated maturity date.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(h) Structured reinsurance investment. At October 31, 2015, the value of these securities amounted to $18,603,125, or 13.1% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

(i)          Security is priced as a unit.

(j)          Non-income producing.

(k) At October 31, 2015, the net unrealized depreciation on investments based on cost for federal tax purposes of $210,804,330 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                            $  6,355,587

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                             (18,262,577)
                                                                                      ------------
               Net unrealized depreciation                                            $(11,906,990)
                                                                                      ============

For financial reporting purposes net unrealized depreciation on investments was $9,828,898 and cost of investments aggregated $208,726,238.

(l) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

             United States                                                 68.0%
             Bermuda                                                        8.6
             Luxembourg                                                     5.0
             Cayman Islands                                                 4.1
             Ireland                                                        2.4
             Netherlands                                                    1.9
             Argentina                                                      1.8
             Canada                                                         1.4
             Other (individually less than 1%)                              6.8
                                                                          -----
                                                                          100.0%
                                                                          =====

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2015 aggregated $31,474,188 and $37,820,070, respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR       --   Euro
GBP       --   Great British Pound
JPY       --   Japanese Yen
MXN       --   Mexican Peso
RUB       --   Russian Ruble

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Trust's investments.

-------------------------------------------------------------------------------------------
                                       Level 1    Level 2       Level 3       Total
-------------------------------------------------------------------------------------------
Asset Backed Securities                $    --    $ 2,475,421   $        --   $   2,475,421
Collateralized Mortgage Obligations         --      3,941,453            --       3,941,453
Senior Secured Floating Rate
 Loan Interests                             --     45,471,189            --      45,471,189
Corporate Bonds & Notes
 Capital Goods
    Industrial Machinery                    --      1,036,970       138,957       1,175,927
 Insurance
    Property & Casualty Insurance           --         80,800     4,225,383       4,306,183
    Reinsurance                             --     15,082,919    18,565,625      33,648,544
All Other Corporate Bonds & Notes           --     88,945,192            --      88,945,192
Convertible Bonds & Notes                   --      3,960,317            --       3,960,317
U.S. Government and
 Agency Obligations                         --      8,825,233            --       8,825,233
Sovereign Debt Obligations                  --      1,841,541            --       1,841,541
Common Stocks
 Capital Goods
    Industrial Machinery                    --             --           103             103
 Insurance
    Insurance Brokers                       --             --         2,643           2,643
 Transportation
    Air Freight & Logistics                 --        424,489            --         424,489
Convertible Preferred Stocks
 Energy
    Oil & Gas Exploration &
      Production                            --         25,550            --          25,550

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 41

-----------------------------------------------------------------------------------------
                                   Level 1      Level 2        Level 3       Total
-----------------------------------------------------------------------------------------
All Other Convertible
 Preferred Stocks                  $  519,350   $         --   $        --   $    519,350
Preferred Stocks
 Banks
    Diversified Banks                      --        531,531            --        531,531
 Insurance
    Insurance Brokers                      --             --       684,548        684,548
    Reinsurance                            --             --        37,500         37,500
All Other Preferred Stocks          1,050,635             --            --      1,050,635
Commercial Paper                           --      1,029,991            --      1,029,991
-----------------------------------------------------------------------------------------
Total Investments In Securities    $1,569,985   $173,672,596   $23,654,759   $198,897,340
=========================================================================================
Other Financial Instruments
Assets:
Unrealized appreciation
 on forward foreign
 currency contracts                $       --   $      8,359   $        --   $      8,359
Liabilities:
Unrealized depreciation
 on forward foreign
 currency contracts                        --       (117,602)           --       (117,602)
-----------------------------------------------------------------------------------------
Total Other Financial Instruments  $       --   $   (109,243)  $        --   $   (109,243)
=========================================================================================

The following is a summary of the fair valuation of certain of the Trust's assets and liabilities as of October 31, 2015:

-------------------------------------------------------------------------------------
                                  Level 1     Level 2         Level 3    Total
-------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value
 (cost $2,021,080)                $    --     $   1,998,032   $    --   $   1,998,032
Liabilities:
Outstanding borrowings                 --       (64,000,000)       --     (64,000,000)
-------------------------------------------------------------------------------------
Total                             $    --     $ (62,001,968)  $    --   $ (62,001,968)
=====================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------------------------------
                                          Change in
                  Balance     Realized    unrealized                                 Accrued     Transfers  Transfers   Balance
                  as of       gain        appreciation                               discounts/  in to      out of      as of
                  4/30/15     (loss)(1)   (depreciation)(2) Purchases   Sales        premiums    Level 3*   Level 3*    10/31/15
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized
   Mortgage
   Obligations    $   165,062 $ (29,812)  $     460         $       --  $        --  $     28    $ --       $(135,738)  $        --
Corporate Bonds
   & Notes
Capital Goods
   Industrial
      Machinery       239,330     4,677     (60,932)            10,120      (56,000)    1,762      --              --       138,957
Insurance
   Insurance
      Brokers          16,096        --          --                 --           --        --      --         (16,096)           --
   Life & Health
      Insurance       500,600        --       2,250                 --           --        --      --        (502,850)           --
   Property &
      Casualty
      Insurance     4,354,042        --    (128,659)                --           --        --      --              --     4,225,383
   Reinsurance     22,537,165  (248,629)   (702,804)         3,140,981   (6,271,020)  109,932      --              --    18,565,625
Common
   Stocks
Capital
   Goods
   Industrial
      Machinery           103        --          --                 --           --        --      --              --           103
Insurance
   Insurance
      Brokers           2,540        --         103                 --           --        --      --              --         2,643
   Reinsurance      1,019,800        --          --                 --   (1,019,800)       --      --              --            --
Preferred Stocks
Insurance
   Insurance
      Brokers         671,036        --      13,512                 --           --        --      --              --       684,548
   Reinsurance        941,821        --          --                 --     (904,321)       --      --              --        37,500
-----------------------------------------------------------------------------------------------------------------------------------
Total             $30,447,595 $(273,764)  $(876,070)        $3,151,101  $(8,251,141) $111,722    $ --       $(654,684)  $23,654,759
===================================================================================================================================

* Transfers are calculated on the beginning of period value. For the six months ended October 31, 2015, there were no transfers between Levels 1 and
     2. For the six months ended October 31, 2015 securities with aggregate market value of $654,684 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 43

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at October 31, 2015: $69,107.

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at October 31, 2015. These amounts exclude valuations provided by a broker.

------------------------------------------------------------------------------------------------------
                         Fair Value           Valuation              Unobservable
Asset Type                10/31/15           Technique (s)               Input            Value/Range
------------------------------------------------------------------------------------------------------
Corporate Bonds          $4,364,340       Market Comparables      EBITDA Multiples(1)     5.0x to 6.5x
                                                                   Yield Premium(2)           1.05%
------------------------------------------------------------------------------------------------------
Common Stocks            $    2,746       Market Comparables            EBITDA            5.0x to 6.5x
                                                                     Multiples(1)
------------------------------------------------------------------------------------------------------
Preferred Stocks         $  684,548       Market Comparables            EBITDA            5.0x to 5.5x
                                                                     Multiples(1)
------------------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Statement of Assets and Liabilities | 10/31/15 (unaudited)

ASSETS:
  Investments in securities, at value (cost $208,726,238)                 $ 198,897,340
  Cash                                                                        4,090,952
  Foreign currencies, at value (cost $2,021,090)                              1,998,032
  Receivables --
     Investment securities sold                                                 464,050
     Interest receivable                                                      2,749,754
  Unrealized appreciation on forward foreign currency contracts                   8,359
  Prepaid expenses                                                                3,930
---------------------------------------------------------------------------------------
        Total assets                                                      $ 208,212,417
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Outstanding borrowings                                               $  64,000,000
     Investment securities purchased                                          2,278,179
     Trustees' fees                                                                 679
  Unrealized depreciation on forward foreign currency contracts                 117,602
  Due to affiliates                                                             147,916
  Administration fee payable                                                     85,021
  Interest expense payable                                                        2,681
  Accrued expenses                                                              104,590
---------------------------------------------------------------------------------------
        Total liabilities                                                 $  66,736,668
---------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                         $ 194,643,780
  Distributions in excess of net investment income                             (983,303)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                  (42,222,244)
  Net unrealized depreciation on investments                                 (9,828,898)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            (133,586)
---------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                       $ 141,475,749
---------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $141,475,749 / 8,332,790 common shares                         $       16.98
=======================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 45

Statement of Operations (unaudited)

For the Six Months Ended 10/31/15

INVESTMENT INCOME:
  Interest                                                       $ 7,514,080
  Dividends                                                           86,532
  Loan facility and other income                                      79,696
-------------------------------------------------------------------------------------------
     Total investment income                                                   $  7,680,308
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $   908,233
  Administrative expense                                              70,286
  Transfer agent fees and expenses                                     5,704
  Shareholder communications expense                                   5,147
  Custodian fees                                                      24,180
  Professional fees                                                   43,973
  Printing expenses                                                    6,304
  Trustees' fees                                                       4,001
  Pricing fees                                                        16,882
  Interest expense                                                   343,300
  Miscellaneous                                                       15,778
-------------------------------------------------------------------------------------------
     Net operating expenses                                                    $  1,443,788
-------------------------------------------------------------------------------------------
        Net investment income                                                  $  6,236,520
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                                 $(2,261,707)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies           (116,479)  $ (2,378,186)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                 $(9,064,541)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                155,578   $ (8,908,963)
-------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments and foreign
     currency transactions                                                     $(11,287,149)
-------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                         $ (5,050,629)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             10/31/15         Year Ended
                                                             (unaudited)      4/30/15
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   6,236,520    $  15,171,206
Net realized loss on investments and foreign currency
  transactions                                                  (2,378,186)      (7,185,833)
Change in net unrealized depreciation on investments and
  foreign currency transactions                                 (8,908,963)      (6,329,324)
-------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
          operations                                         $  (5,050,629)   $   1,656,049
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed net
   investment income ($0.81 and $1.83 per share,
   respectively)                                             $  (6,749,560)   $ (15,241,784)
-------------------------------------------------------------------------------------------
      Total distributions to common shareowners              $  (6,749,560)   $ (15,241,784)
-------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                $          --    $     250,324
-------------------------------------------------------------------------------------------
      Net increase in net assets applicable to common
          shareowners from Trust share transactions          $          --    $     250,324
-------------------------------------------------------------------------------------------
      Net decrease in net assets applicable to common
          shareowners                                        $ (11,800,189)   $ (13,335,411)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                            153,275,938      166,611,349
-------------------------------------------------------------------------------------------
End of period                                                $ 141,475,749    $ 153,275,938
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $    (983,303)   $    (470,263)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 47

Statement of Cash Flows (unaudited)

For the Six Months Ended 10/31/15

Cash Flows From Operating Activities:
   Net decrease in net assets resulting from operations                            $ (5,050,629)
-----------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Inflation indexed bond income                                                   $        (55)
   Purchases of investment securities                                               (34,194,089)
   Proceeds from disposition and maturity of investment securities                   39,394,552
   Net sales of temporary cash investments                                              425,006
   Net accretion and amortization of discount/premium on investment securities         (314,904)
   Decrease in interest receivable                                                       13,556
   Increase in prepaid expenses                                                          (3,930)
   Decrease in due to affiliates                                                         (3,439)
   Increase in trustees' fees payable                                                       305
   Increase in administration fee payable                                                14,583
   Decrease in accrued expenses payable                                                 (16,487)
   Decrease in interest expense payable                                                  (3,181)
   Change in unrealized depreciation on investments                                   9,064,541
   Change in unrealized appreciation on forward foreign currency contracts
       and foreign currency                                                            (155,482)
   Net realized loss on investments                                                   2,261,707
-----------------------------------------------------------------------------------------------
       Net cash and foreign currencies from operating activities                   $ 11,432,054
-----------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Decrease in due to custodian                                                    $ (1,318,932)
   Distributions to common shareholders                                              (6,749,560)
-----------------------------------------------------------------------------------------------
       Net cash and foreign currencies used in financing activities                $ (8,068,492)
-----------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                 $     (2,311)
-----------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the period                                                         $  2,727,733
-----------------------------------------------------------------------------------------------
   End of the period                                                               $  6,088,984
===============================================================================================
Cash Flow Information:
   Cash paid for interest                                                          $    346,481
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                                       Year            Year
                                                     Ended         Year        Year        Year       Ended           Ended
                                                     10/31/15      Ended       Ended       Ended      4/30/12         4/30/11
                                                     (unaudited)   4/30/15     4/30/14     4/30/13    (Consolidated)  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                 $  18.39      $  20.03    $  20.70    $  19.51   $  21.01        $  20.17
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income                              $   0.75      $   1.82    $   1.98    $   2.24   $   2.10        $   2.03
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions      (1.35)        (1.63)      (0.36)       0.99      (1.64)           0.73
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $  (0.60)     $   0.19    $   1.62    $   3.23   $   0.46        $   2.76
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
  Net investment income and previously
     undistributed net investment income             $  (0.81)*    $  (1.83)*  $  (2.29)*  $  (2.04)  $  (1.96)       $  (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  (1.41)     $  (1.64)   $  (0.67)   $   1.19   $  (1.50)       $   0.84
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                   $  16.98      $  18.39    $  20.03    $  20.70   $  19.51        $  21.01
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                      $  15.27      $  17.42    $  20.85    $  21.82   $  20.13        $  21.95
====================================================================================================================================
Total return at market value (c)                        (7.75)%(d)    (7.90)%      7.12%      19.98%      1.35%          17.95%
Ratios to average net assets of common shareowners:
  Total expenses plus interest expense (e)(f)            1.93%(g)      1.85%       1.86%       1.97%      2.04%           2.20%
  Net investment income available to common
     shareowners                                         8.33%(g)      9.52%       9.88%      11.26%     10.75%          10.02%
Portfolio turnover                                         16%           48%         38%         34%        24%             30%
Net assets of common shareowners, end of period
  (in thousands)                                     $141,476      $153,276    $166,611    $171,646   $161,146        $172,882

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 49

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                                       Year            Year
                                                     Ended        Year        Year        Year        Ended           Ended
                                                     10/31/15     Ended       Ended       Ended       4/30/12         4/30/11
                                                     (unaudited)  4/30/15     4/30/14     4/30/13     (Consolidated)  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)      $64,000      $64,000     $67,000     $69,000     $69,000         $69,000
Asset coverage per indebtedness (in thousands)       $ 3,211      $ 3,395     $ 3,487     $ 3,488     $ 3,335         $ 3,506
====================================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)  Not annualized.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f)  Includes interest expense of 0.46%, 0.43%, 0.45%, 0.48%, 0.56% and 0.58%, respectively.

(g)  Annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Notes to Financial Statements | 10/31/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 51 traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2015, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or through a third party insurance industry valuation model) representing 3.6% of net assets. The value of these fair valued securities are $5,051,634.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence.

52 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

     Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 53

     April 30, 2015, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable to shareholders will be determined at the end of the current taxable year.

     The tax character of distributions paid to shareowners during the year ended April 30, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $15,241,784
     ---------------------------------------------------------------------------
          Total                                                      $15,241,784
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  1,318,771
     Capital loss carryforward                                      (33,249,374)
     Late year loss deferrals                                        (6,572,661)
     Other book/tax temporary differences                            (1,811,057)
     Unrealized depreciation                                         (1,053,521)
     ---------------------------------------------------------------------------
          Total                                                    $(41,367,842)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

54 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

F.   Insurance Linked Securities

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be impossible or difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 55 or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust.

56 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

     Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

I.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However,

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 57 each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended October 31, 2015, the net management fee was 0.85% (annualized) of the Trust's average daily managed assets, which was equivalent to 1.21% (annualized) of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At October 31, 2015, $232,937 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company
(AST), provided substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

In addition, the Trust reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

Effective November 2, 2015, AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

58 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended October 31, 2015, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At October 31, 2015, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended October 31, 2015 was $(172,873).

Open foreign currency contracts at October 31, 2015, were as follows:

-------------------------------------------------------------------------------------------------
                                        In                                           Net
Currency                    Currency    Exchange                       Settlement    Unrealized
Sold        Deliver         Purchased   for           Counterparty     Date          Appreciation
-------------------------------------------------------------------------------------------------
Japanese    150,799,195     USD         1,258,023     Brown Brothers   11/25/15      $8,359
 Yen (JPY)                                            Harriman & Co.
-------------------------------------------------------------------------------------------------
 Total                                                                               $8,359
=================================================================================================

----------------------------------------------------------------------------------------------
                                            In                                    Net
Currency                 Currency     Exchange                       Settlement   Unrealized
Sold           Deliver   Purchased         for    Counterparty       Date         Depreciation
----------------------------------------------------------------------------------------------
British        122,786   USD           189,278    Brown Brothers     12/29/15     $    (122)
  Pound                                           Harriman & Co.
  Sterling
  (GBP)
British        123,264   USD           188,729    Citibank NA        11/3/15         (1,449)
  Pound
  Sterling
  (GBP)
Euro (EUR)   6,010,882   USD         6,541,502    Societe General    4/27/16        (99,703)
Mexican      6,340,000   USD           373,806    Societe General    11/23/15        (9,777)
  Peso
  (MXN)
Russian      5,515,000   USD            84,577    JP Morgan          11/06/15        (1,715)
  Ruble                                           Chase Bank
  (RUB)
USD            540,694   Euro (EUR)    485,000    Societe General    4/27/16         (4,836)
----------------------------------------------------------------------------------------------
  Total                                                                           $(117,602)
==============================================================================================

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 59

6. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap collateral " or "Deposit with broker." Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of October 31, 2015:

60 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-----------------------------------------------------------------------------------------------------
                      Derivative
                      Assets
                      Subject to         Derivatives       Non-Cash      Cash           Net Amount
                      Master Netting     Available         Collateral    Collateral     of Derivative
Counterparty          Agreement          for Offset        Received (a)  Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------------
Brown Brothers        $8,359             $(122)            $ --          $ --           $8,237
  Harriman & Co.
-----------------------------------------------------------------------------------------------------
  Total               $8,359             $(122)            $ --          $ --           $8,237
=====================================================================================================

------------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to          Derivatives      Non-Cash      Cash          Net Amount
                      Master Netting      Available for    Collateral    Collateral    of Derivative
Counterparty          Agreement           Offset           Pledged (a)   Pledged (a)   Liabilities (c)
------------------------------------------------------------------------------------------------------
Brown Brothers        $       122         $  (122)         $ --          $ --          $      --
  Harriman & Co.
Citibank NA                 1,449              --            --            --              1,449
JP Morgan Chase             1,715              --            --            --              1,715
  Bank
Societe General           114,316              --            --            --            114,316
------------------------------------------------------------------------------------------------------
   Total              $   117,602         $  (122)         $ --          $ --           $117,480
======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of October 31, 2015, the Trust had one bridge loan commitment of $1,085,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------------
                                                                         Unrealized
                                                                         Appreciation
Borrower                     Par           Cost          Value          (Depreciation)
--------------------------------------------------------------------------------------
Charter Communications       $1,085,000    $1,085,000    $1,085,000     $ --
======================================================================================

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 61

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended October 31, 2015 and the year ended April 30, 2015 were as follows:

--------------------------------------------------------------------------------
                                                         10/31/15
                                                       (unaudited)       4/30/15
--------------------------------------------------------------------------------
Shares outstanding at beginning of period               8,332,790      8,320,167
Reinvestment of distributions                                  --         12,623
--------------------------------------------------------------------------------
Shares outstanding at end of period                     8,332,790      8,332,790
================================================================================

9. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

62 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

-------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                        Interest      Credit     Foreign         Equity     Commodity
Caption                 Rate Risk     Risk       Exchange Risk   Risk       Risk
-------------------------------------------------------------------------------------
Assets:
 Unrealized
  appreciation on
  forward foreign
  currency contracts    $ --          $ --       $8,359          $ --       $ --
-------------------------------------------------------------------------------------
  Total Value           $ --          $ --       $8,359          $ --       $ --
=====================================================================================
Liabilities:
 Unrealized
   depreciation on
   forward foreign
   currency contracts   $ --          $ --       $(117,602)      $ --       $ --
-------------------------------------------------------------------------------------
   Total Value          $ --          $ --       $(117,602)      $ --       $ --
=====================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2015 was as follows:

-------------------------------------------------------------------------------------
Statement of Operations
                          Interest    Credit     Foreign         Equity     Commodity
Caption                   Rate Risk   Risk       Exchange Risk   Risk       Risk
-------------------------------------------------------------------------------------
Net realized
 gain (loss):
 Forward foreign
  currency contracts      $ --        $ --       $(10,030)       $ --       $ --
-------------------------------------------------------------------------------------
  Total Value             $ --        $ --       $(10,030)       $ --       $ --
=====================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Unrealized
  appreciation on
  forward foreign
  currency contracts      $ --        $ --       $(157,793)      $ --       $ --
-------------------------------------------------------------------------------------
  Total Value             $ --        $ --       $(157,793)      $ --       $ --
=====================================================================================

10. Margin Loan Financing

The Trust has entered into credit agreement with the Bank of Nova Scotia. There is a $75 million borrowing limit.

At October 31, 2015, the Trust had a borrowing outstanding under the credit agreement totaling $64,000,000. The interest rate charged at October 31, 2015 was 1.06%. During the six months ended October 31, 2015, the average daily balance was $64,000,000 at an average interest rate of 1.06%. With respect to the credit agreement, interest expense of $343,300 is included in the Statement of Operations.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 63

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

11. Subsequent Events

A monthly dividend was declared on November 3, 2015 from undistributed and accumulated net investment income of $0.1150 per common share payable November 30, 2015, to common shareowners of record on November 18, 2015.

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

PIM, the Trust's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

64 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's current investment advisory agreement with PIM to terminate. Accordingly, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 22, 2015, shareowners of Pioneer Diversified High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect three Class II Trustees and two Class III Trustees.

--------------------------------------------------------------------------------
Nominee                                   For                           Withheld
--------------------------------------------------------------------------------
Class II
Thomas J. Perna                           6,473,199                     216,006
Marguerite A. Piret                       6,447,738                     241,467
Fred J. Ricciardi                         6,476,335                     212,870

Class III
Lisa M. Jones                             6,458,071                     231,134
Lorraine H. Monchak                       6,450,240                     238,965

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 65

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Diversified High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in January 2015 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2015, the Trustees, among other things, reviewed the Trust's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Trust and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

66 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Trust's benchmark index. They also discuss the Trust's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that the Trust's performance, when considered in connection with the various other factors, was consistent with the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund

        Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 67

Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the second quintile relative its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Trust.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from

68 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Trust and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 69

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

70 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

                           This page for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 71

                           This page for your notes.

72 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

                           This page for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 73

                           This page for your notes.

74 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

                           This page for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15 75

76 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 21398-08-1215

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to semi-annual report.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to semi-annual report.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015



By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2015


* Print the name and title of each signing officer under his or her signature.